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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

QTS REALTY TRUST, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

QTS REALTY TRUST, INC.

12851 Foster Street
Overland Park, Kansas 66213

March 20, 2020

Dear Stockholder:

        You are cordially invited to the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of QTS Realty Trust, Inc. to be held on Wednesday, May 6, 2020 at 8:00 a.m., Eastern Time. The Annual Meeting will be held at our Ashburn mega data center located at 22271 Broderick Drive, Sterling, Virginia 20166. However, while we intend to hold the Annual Meeting in person, we are actively monitoring the coronavirus (COVID-19) situation. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce the alternative meeting arrangements, which may include changing the location of the meeting or holding the meeting by means of remote communication (i.e., virtual meeting), as promptly as practicable. You are encouraged to monitor our investor relations website at https://investors.qtsdatacenters.com for updated information about the Annual Meeting.

        At the Annual Meeting, stockholders will be asked to (i) elect ten directors to the Board of Directors, (ii) approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in our Proxy Statement ("Say-on-Pay"), (iii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020, and (iv) transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. The accompanying Notice of 2020 Annual Meeting of Stockholders describes these matters.

        The Board of Directors appreciates and encourages your participation in the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, please vote your shares by submitting your proxy. If you do attend the Annual Meeting, you may withdraw your proxy and vote in person if you so choose.

        We have elected to provide access to our proxy materials on the Internet under the U.S. Securities and Exchange Commission's "notice and access" rules, instead of mailing printed copies of those materials to each stockholder. Our proxy materials are available at www.proxyvote.com. We have sent to our stockholders a Notice of Internet Availability of Proxy Materials that provides instructions on how to access our proxy materials on the Internet. Please read the enclosed information carefully before submitting your proxy.

Sincerely,

Chad L. Williams Chairman, President and Chief Executive Officer

QTS REALTY TRUST, INC.

12851 Foster Street
Overland Park, Kansas 66213

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
To be held on May 6, 2020

To the Stockholders of QTS Realty Trust, Inc.:

        NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of QTS Realty Trust, Inc., a Maryland corporation (the "Company"), will be held at the Company's Ashburn mega data center located at 22271 Broderick Drive, Sterling, Virginia 20166 on Wednesday, May 6, 2020, at 8:00 a.m., Eastern Time, for the following purposes:

  1.
  To elect ten directors to the Board of Directors to serve until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualify;

  2.
  To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement;

  3.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020; and

  4.
  To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Company knows of no other matters to come before the Annual Meeting. Only holders of record of shares of the Company's common stock at the close of business on March 9, 2020 are entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof.

        While the Company intends to hold the Annual Meeting in person, the Company is actively monitoring the coronavirus (COVID-19) situation. The Company is sensitive to the public health and travel concerns its stockholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, the Company will announce the alternative meeting arrangements, which may include changing the location of the meeting or holding the meeting by means of remote communication (i.e., virtual meeting), as promptly as practicable. You are encouraged to monitor the Company's investor relations website at https://investors.qtsdatacenters.com for updated information about the Annual Meeting.

        Regardless of the number of shares of stock you hold, as a stockholder your role is very important, and the Board of Directors strongly encourages you to exercise your right to vote. Pursuant to the U.S. Securities and Exchange Commission's "notice and access" rules, the Company's Proxy Statement and 2019 Annual Report to Stockholders are available online at www.proxyvote.com.

By Order of the Board of Directors,

Shirley E. Goza Secretary, Vice President and General Counsel

March 20, 2020

Overland Park, Kansas

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY INTERNET, BY TELEPHONE, OR BY MAIL BY COMPLETING, DATING AND SIGNING THE ACCOMPANYING PROXY CARD AND RETURNING IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

i

ii

QTS REALTY TRUST, INC.
12851 Foster Street
Overland Park, Kansas 66213

PROXY STATEMENT

 ABOUT THE MEETING

Why am I receiving this Proxy Statement?

        This Proxy Statement is furnished by the Board of Directors (the "Board" or "Board of Directors") of QTS Realty Trust, Inc. in connection with the Board's solicitation of proxies for the 2020 Annual Meeting of Stockholders of QTS Realty Trust, Inc. (the "Annual Meeting") to be held on Wednesday, May 6, 2020, at 8:00 a.m., Eastern Time, at our Ashburn mega data center located at 22271 Broderick Drive, Sterling, Virginia 20166, and at any adjournments or postponements thereof. This Proxy Statement will first be made available to stockholders on or about March 20, 2020. Unless the context requires otherwise, references in this Proxy Statement to "QTS," "we," "our," "us" and the "Company" refer to QTS Realty Trust, Inc., a Maryland corporation, together with its consolidated subsidiaries.

        While we intend to hold the Annual Meeting in person, we are actively monitoring the coronavirus (COVID-19) situation. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce the alternative meeting arrangements, which may include changing the location of the meeting or holding the meeting by means of remote communication (i.e., virtual meeting), as promptly as practicable. You are encouraged to monitor our investor relations website at https://investors.qtsdatacenters.com for updated information about the Annual Meeting.

Why didn't I automatically receive a paper copy of the Proxy Statement, proxy card and Annual Report?

        Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials via the Internet. Accordingly, rather than paper copies of our proxy materials, we are sending a Notice of Internet Availability of Proxy Materials (the "Proxy Notice") to our stockholders that provides instructions on how to access our proxy materials on the Internet.

How can I receive electronic access to the proxy materials?

        The Proxy Notice includes instructions on how to access our proxy materials over the Internet at www.proxyvote.com and how to request a printed set of the proxy materials by mail or an electronic set of the proxy materials by e-mail.

        In addition, stockholders may request to receive future proxy materials in printed form, by mail, or electronically by e-mail, on an ongoing basis. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the environmental impact of our Annual Meeting. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail will remain in effect until you terminate it.

What am I being asked to vote on?

        You are being asked to vote on the following proposals:

  •
  Proposal 1 (Election of Directors):  The election of the ten director nominees to the Board, to serve until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualify;

  •
  Proposal 2 (Say-on-Pay):  The approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement; and

  •
  Proposal 3 (Ratification of the appointment of Ernst & Young LLP):  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

        The Board knows of no other matters to be brought before the Annual Meeting.

What are the Board's voting recommendations?

        The Board recommends that you vote as follows:

  •
  Proposal 1 (Election of Directors): "FOR" each of the Board's nominees for election as directors;

  •
  Proposal 2 (Say-on-Pay):  "FOR" the approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers as disclosed in this Proxy Statement; and

  •
  Proposal 3 (Ratification of the appointment of Ernst & Young LLP):  "FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

Who is entitled to vote at the Annual Meeting?

        The close of business on March 9, 2020 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. Only holders of record of our Class A common stock, $0.01 par value per share ("Class A common stock"), and Class B common stock, $0.01 par value per share ("Class B common stock," and together with the Class A common stock, "common stock"), as of the close of business on the Record Date, or their duly appointed proxies, are entitled to receive notice of, to attend, and to vote at the Annual Meeting. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and you must obtain a proxy from your brokerage firm, bank, broker-dealer, trustee or nominee, giving you the right to vote the shares at the Annual Meeting. On the Record Date, our outstanding voting securities consisted of 57,838,233 shares of Class A common stock and 128,408 shares of Class B common stock.

What are the voting rights of stockholders?

        Each share of Class A common stock is entitled to one vote on each matter to be voted on. Each share of Class B common stock is entitled to 50 votes on each matter to be voted on. As an umbrella partnership real estate investment trust, limited partnership interests in the Company's operating partnership, QualityTech, LP ("Operating Partnership"), do not have any voting rights with respect to the Company, but may be converted by the holder into shares of Class A common stock on a one-for-one basis or cash at the discretion of the Company. The shares of Class B common stock were issued in connection with our initial public offering in 2013 in order to provide the holder with voting rights that are aligned with the holder's economic interest in the Company, i.e., the voting rights that such holder would otherwise have if the holder converted the limited partnership interests of our Operating Partnership he holds for shares of Class A common stock. Without the votes afforded by the Class B common stock, the holder's fully diluted ownership in the Company and our Operating Partnership would exceed such holder's voting rights in the Company. The shares of Class B common stock automatically convert into Class A common stock on a one-to-one basis to the extent they are transferred to a person other than a permitted transferee (generally, the holder, a family member of such holder or entities owned by or for the benefit of them), or to the extent the holder thereof transfers a proportional number of operating partnership units ("OP units") of our Operating Partnership to a person other than a permitted transferee. The Board may not increase the number of shares of Class B common stock that we have authority to issue or reclassify any shares of our capital stock as Class B common stock without stockholder approval. Mr. Chad L. Williams, the Company's Chairman, President and Chief Executive Officer, is the sole Class B common stockholder and, as of the Record Date, beneficially owned 12.9% of the Company's Class A common stock. Class A common stockholders and Class B common stockholders vote together as one class. Votes may not be cumulated.

How do I vote?

        If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the Proxy Notice was sent directly to you by us. In that case, if you choose not to attend the Annual Meeting and vote in person, you may instruct the proxy holders named in the proxy card how to vote your shares of common stock in one of the following ways:

  •
  Vote online.  You can access proxy materials and vote at www.proxyvote.com. To vote online, you must have your stockholder identification number provided in the Proxy Notice.

  •
  Vote by telephone.  If you received printed materials, you also have the option to vote by telephone by following the "Vote by Phone" instructions on the proxy card.

  •
  Vote by regular mail.  If you received printed materials and would like to vote by mail, please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

        If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Proxy Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you choose not to attend the Annual Meeting and vote in person, you should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form for this purpose.

        Of course, you always may choose to attend the Annual Meeting and vote your shares in person. If you do attend the Annual Meeting and have already submitted a proxy, you may withdraw your proxy and vote in person. You are encouraged to monitor our investor relations website at https://investors.qtsdatacenters.com for updated information about the Annual Meeting.

How are proxy card votes counted?

        Proxies submitted properly via one of the methods discussed above will be voted in accordance with the instructions contained therein. If the proxy is submitted but voting directions are not made, the proxy will be voted "FOR" each of the ten director nominees, "FOR" approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement, "FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and in such manner as the proxy holders named on the proxy (the "Proxy Agents"), in their discretion, determine upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        If your shares of common stock are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, under applicable rules of the New York Stock Exchange (the "NYSE") (the exchange on which our Class A common stock is traded), the brokers will vote your shares according to the specific instructions they receive from you. If brokers that hold shares of our common stock for a beneficial owner do not receive voting instructions from that owner at least 10 days prior to the Annual Meeting, the broker may vote only on the proposal if it is considered a "routine" matter under the NYSE's rules. On "non-routine" matters, brokers do not have discretionary voting power and cannot vote without instructions from the beneficial owners, resulting in a so-called "broker non-vote." Pursuant to the rules of the NYSE, the election of directors and the approval, on a non-binding advisory basis, of the Say-On-Pay proposal are "non-routine" matters, and brokerage firms may not vote on these matters without instructions from their clients, resulting in broker non-votes. In contrast, ratification of the appointment of an independent registered public accounting firm is considered a "routine" matter under the NYSE's rules, which means that brokers have discretionary voting authority to the extent they have not received voting instructions from their client on the matter.

How many votes are needed for the proposals to pass?

        The proposals to be voted on at the Annual Meeting have the following voting requirements:

  •
  Proposal 1 (Election of Directors):  With respect to Proposal One, you may vote "FOR" all nominees, "WITHHOLD" your vote as to all nominees, or "FOR" all nominees except those specific nominees from whom you "WITHHOLD" your vote. Pursuant to our bylaws, directors will be elected by a plurality of votes cast at the Annual Meeting, with each share being entitled to vote for as many individuals as there are directors to be elected and for whose election the share is entitled to vote. Therefore, the ten director nominees receiving the highest number of "FOR" votes will be elected. There is no cumulative voting in the election of directors. For purposes of the election of directors, abstentions, votes marked "WITHHOLD" and other shares not voted (whether by broker non-votes or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, votes to WITHHOLD, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

  •
  Proposal 2 (Say-on-Pay):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal Two. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. For purposes of the vote on Proposal Two, a majority of the votes cast means that the shares voted "FOR" the proposal must exceed the votes "AGAINST" the proposal, and therefore abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count toward the presence of a quorum.

  •
  Proposal 3 (Ratification of the appointment of Ernst & Young LLP):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal Three. Pursuant to our bylaws, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020. For purposes of the vote on Proposal Three, a majority of the votes cast means that the shares voted "FOR" the proposal must exceed the votes "AGAINST" the proposal, and therefore abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. However, abstentions will count toward the presence of a quorum.

What will constitute a quorum at the Annual Meeting?

        Holders representing a majority of all votes of our outstanding common stock entitled to be cast at the Annual Meeting must be present, in person or by proxy, for a quorum to exist. If the shares present in person or by proxy at the Annual Meeting do not constitute a quorum, the Annual Meeting may be adjourned to a subsequent time. Shares that are voted "FOR," "AGAINST," "ABSTAIN" or "WITHHOLD" will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker non-votes also will be counted as present for purposes of determining the presence of a quorum.

If I plan to attend the Annual Meeting, should I still vote by proxy?

        Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described above so that your vote will be counted if you later decide not to attend the meeting. You are encouraged to monitor our investor relations website at https://investors.qtsdatacenters.com for updated information about the Annual Meeting.

Who can attend the Annual Meeting?

        Only stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Stockholders may be asked to present valid picture identification such as a driver's license or passport and proof of stock ownership as of the Record Date. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. The use of cell phones, smartphones, pagers, recording and photographic equipment and/or computers is not permitted at the Annual Meeting. For directions to the Annual Meeting, contact Investor Relations at (678) 835-4443 or ir@qtsdatacenters.com. You are encouraged to monitor our investor relations website at https://investors.qtsdatacenters.com for updated information about the Annual Meeting.

Will any other matters be voted on?

        The proposals set forth in this Proxy Statement constitute the only business that the Board intends to present at the Annual Meeting. The proxy does, however, confer discretionary authority upon the

Proxy Agents or their substitutes to vote on any other business that may properly come before the meeting. If the Annual Meeting is postponed or adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

Can I change my vote after I have voted?

        You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to our Secretary, (ii) filing a duly executed proxy bearing a later date with us or (iii) attending the Annual Meeting and voting in person. If your shares of common stock are held by a broker, bank or any other persons holding common stock on your behalf, you must contact that institution to revoke a previously authorized proxy.

        The enclosed proxy for the Annual Meeting is being solicited by the Board. We will pay the costs of soliciting proxies. In addition to soliciting proxies by mail, certain of our directors, officers and employees may solicit proxies by telephone, personal contact, or other means of communication. They will not receive any additional compensation for these activities. In addition, we will, upon request, reimburse brokers, banks and other persons holding common stock on behalf of beneficial owners for the reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.

        No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, you should not rely on that information or representation as having been authorized by us. The delivery of this Proxy Statement does not imply that the information herein has remained unchanged since the date of this Proxy Statement.

Whom should I call if I have questions or need assistance voting my shares?

        Please contact Investor Relations at (678) 835-4443 or email ir@qtsdatacenters.com if you have any questions in connection with voting your shares.

PROPOSAL ONE: ELECTION OF DIRECTORS

        The Board has set the number of directors at ten. The ten individuals named below, each of whom currently serves on the Board, have been recommended by our Nominating and Corporate Governance Committee and nominated by the Board to serve on the Board until our 2021 Annual Meeting of Stockholders and until their respective successors are elected and qualify. Based on its review of the relationships between the director nominees and the Company, the Board has determined that all of our directors, other than Chad L. Williams, are independent under applicable SEC and NYSE rules.

        The Board has no reason to believe that any of the persons named below as a nominee for the Board will be unable, or will decline, to serve as a member of the Board if elected. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the Proxy Agents will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board also may, as permitted by our bylaws, decrease the size of the Board.

        The Nominating and Corporate Governance Committee has set forth in a written policy minimum qualifications that a director candidate must possess. In addition, the written policy sets forth certain additional qualities and skills that, while not a prerequisite for nomination, should be considered by the Nominating and Corporate Governance Committee when evaluating a particular candidate. See "Corporate Governance and Board Matters—Director Nominee Selection Process."

Nominees for Election as Directors

        The table below sets forth the names and ages of each of the individuals nominated for election at the Annual Meeting, as well as the positions and offices currently held by these individuals.

Name	Position With the Company	Age as of the Annual Meeting
Chad L. Williams	Director, Chairman, President and Chief Executive Officer	49
John W. Barter	Director	73
William O. Grabe	Director	82
Catherine R. Kinney	Director	68
Peter A. Marino	Director	78
Scott D. Miller	Director	67
Mazen Rawashdeh	Director	54
Wayne M. Rehberger	Director	64
Philip P. Trahanas	Director	49
Stephen E. Westhead	Director	56

        Set forth below is certain biographical information of our director nominees.

        Chad L. Williams has been our Chairman, President and Chief Executive Officer since May 2013 and was the Chairman and Chief Executive Officer of our predecessor from 2003 until our initial public offering in October 2013. Mr. Williams has more than 29 years of experience in the management and development of various private companies and more than 20 years of experience in the ownership, management and development of commercial real estate, the last 14 of which have been focused on data center properties. In his role as Chief Executive Officer, Mr. Williams has been directly involved in every aspect of our business, from strategic acquisitions and financing, to site selection, design, development and construction and customer management. Mr. Williams currently serves on the board of directors for the U.S. Dream Academy, an organization that focuses on intervening in the lives of children of incarcerated parents. Its mission is to empower these at-risk children to maximize their potential by providing them with academic, social and values-enrichment through supportive mentoring and the use of technology.

        The Board determined that Mr. Williams should serve on the Board based on the perspective and experience he brings as our founder and Chief Executive Officer, his experience as a successful business leader and entrepreneur and his in-depth knowledge of the Company and the real estate industry.

        John W. Barter has been our director since August 2013 and was a director of our predecessor from 2010 until our initial public offering in October 2013. Mr. Barter serves as the chair of the Audit Committee and is an audit committee financial expert, as defined by applicable SEC regulations. Mr. Barter has more than 30 years of experience in financial management, mergers and acquisitions, executive management and planning and analysis. Mr. Barter served as the chief operating officer of Spring Hill College from November 2013 until June 2015. Mr. Barter was the chief financial officer of Kestral Solutions, Inc., a technology company, from 2000 to 2001. Prior to this, Mr. Barter held various positions with AlliedSignal, Inc., now called Honeywell International, Inc. (NYSE: HON), a technology company, for most of the time between 1973 to 1997, and was an executive vice president and president of AlliedSignal Automotive from 1994 to 1997 and chief financial officer from 1988 to 1994. He previously served on the boards of directors of Lenovo Group Limited, a personal technology company (HKSE: 992), from 2005 until 2010, SRA International from 2003 until 2011, Genpact Ltd. (NYSE: G) from 2005 to 2014, Engility Holdings, Inc. (NYSE: EGL) from 2017 to January 2019, and DHI Group, Inc. (NYSE: DHX) from May 2007 to May 2019. Mr. Barter earned a Bachelor of Science degree in physics from Spring Hill College and a Master of Business Administration in finance from Tulane University.

        The Board determined that Mr. Barter should serve on the Board based on his financial acumen and management experience.

        William O. Grabe has been our director since August 2013 and was a director of our predecessor from 2009 until our initial public offering in October 2013. Mr. Grabe has over 45 years of experience in investment management and corporate operations. Mr. Grabe is an advisory director of General Atlantic LLC, a global investment firm, and was a managing director at General Atlantic LLC from 1992 to 2010. Prior to joining General Atlantic LLC, Mr. Grabe held executive positions in sales, marketing and operations at IBM Corporation and was the general manager for the Marketing and Services Group from 1988 to 1992. Mr. Grabe currently serves on the boards of directors of Lenovo Group Limited, a personal technology company (HKSE: 992), and Gartner, Inc., a technology research company (NYSE: IT). He previously served on the boards of directors of Compuware Corporation, a software company (NASDAQ: CPWR), from 1992 to 2014, Covisint Corporation, a software company (NASDAQ: COVS), from 2013 to 2017, Infotech Enterprises Limited (BSE: 532175; NSE: INFOTECENT) from 2007 to 2010, iGATE Computer Systems Limited (f/k/a Patni Computer Systems Limited, NYSE: PTI) from 2002 to 2011 and the boards of directors of several other public and private global technology companies. Mr. Grabe also serves as a trustee of the Nature Conservancy in Florida, the NYU Entrepreneurial Institute, and the Grand Canyon Trust. Mr. Grabe is also a member of the UCLA Anderson School of Management Board of Visitors. Mr. Grabe earned a Bachelor of Science degree in engineering from New York University and a Master of Business Administration from the UCLA Graduate School of Business.

        The Board determined that Mr. Grabe should serve on the Board based on his business experience in sales and operations, his experience as a director of other public companies in the technology sector and his investment management experience.

        Catherine R. Kinney has been our director since August 2013 and was a director of our predecessor from May 2013 until our initial public offering in October 2013. Ms. Kinney serves as the chair of our Compensation Committee. Ms. Kinney has over 45 years of experience in securities regulation and management. Ms. Kinney retired from NYSE Euronext in March 2009, having served as the president and co-chief operating officer from 2002-2008. From 2007-2009, she served in Paris, overseeing global listings, marketing and branding, and serving as part of the integration team following the merger of The New York Stock Exchange and Euronext in April 2007. Ms. Kinney joined the NYSE in 1974 and held management positions with responsibility for several divisions, including all client relationships from 1996 to 2007, trading floor operations and technology from 1987 to 1996 and regulation from 2002 to 2004. Ms. Kinney currently serves on the boards of directors of MetLife, Inc. (NYSE: MET), MSCI Inc. (NYSE: MSCI) and SolarWinds Corporation (NYSE: SWI). Ms. Kinney previously served as a director of NetSuite, Inc. (NYSE: N). Ms. Kinney earned a Bachelor of Arts degree from Iona College and completed the Advanced Management Program at Harvard Business School. Ms. Kinney also has received honorary degrees from Georgetown University, Fordham University and Rosemont College.

        The Board determined that Ms. Kinney should serve on the Board based on her extensive leadership, management and corporate governance experience and experience as a director of other public companies.

        Peter A. Marino has been our director since August 2013 and was a director of our predecessor from 2012 until our initial public offering in October 2013. Mr. Marino serves as the chair of our Nominating and Corporate Governance Committee, the chair of our Security Committee and is a member of our Compensation Committee. Mr. Marino has over 49 years of executive experience. Mr. Marino has been a private consultant for government and industry on defense and intelligence issues since 1999. From 1996 to 1999, Mr. Marino was the president and chief executive officer of Firearms Training Systems, Inc., a provider of software and hardware simulation training systems for military, law enforcement and security forces. From 1991 to 1996, Mr. Marino served as senior vice president of E-Systems Corporation, a computing and software company which was acquired by Raytheon (NYSE: RTN) in 1995. Mr. Marino previously served as president and chief operating officer of Fairchild Industries, an aerospace and defense company, from 1988 to 1990 and was president and chief operating officer of Lockheed Electronics Company, Inc., a defense electronics company, from 1986 to 1988. From 1970 to 1986, he served in numerous capacities at the Central Intelligence Agency, including director of technical service and deputy director for the Office of Research and Development. He also attended the Senior Executive Fellows program at Harvard University. Mr. Marino previously served as a director of Argon ST, Inc., a former public company, from 2004 to 2010 and as a director of Engility Corporation (NYSE: EGL) from 2015 to 2019, and the boards of directors of several other privately-held global technology companies.. Mr. Marino earned a Bachelor of Science degree in physics from Rollins College and a Master of Science in acoustics (engineering physics) from Pennsylvania State University.

        The Board determined that Mr. Marino should serve on the Board based on his experience as a successful business leader and entrepreneur, his government-related experience, his cybersecurity experience and his technology experience.

        Scott D. Miller has been our director since August 2013 and was a director of our predecessor from May 2013 until our initial public offering in October 2013. Mr. Miller serves as a member of our Nominating and Corporate Governance Committee. Mr. Miller has over 36 years of executive experience. Mr. Miller is the chief executive officer of SSA & Company, a management consulting firm focusing on process improvement, the chief executive officer of G100, a membership organization providing a forum for current, future and recent chief executive officers of leading public and private companies and private equity firms, and the managing general partner of MSP, LLC, a private real estate development and investment company. He also serves as special advisor to General Atlantic LLC. Prior to joining SSA & Company in March 2004, Mr. Miller served as non-executive vice chairman of Hyatt Hotels and Resorts Corporation (NYSE: H), a global hospitality company, from 2003 to 2004, the president from 1999 to 2003 and executive vice president from 1997 to 1999. Mr. Miller also was the president and chief executive officer of United Infrastructure Company, a public infrastructure development company, from 1993 to 1997. From 1981 to 1993, he was a founding partner of The John Buck Company, a real estate brokerage, management and development company. Mr. Miller served on the boards of directors of Affinion Group, Inc. from 2011 to 2013, AXA Equitable Life Insurance Company from 2002 to 2012, Orbitz Worldwide, Inc. (NYSE: OWW) from 2003 to 2004, and NAVTEQ Corporation from 2004 to 2008. Mr. Miller earned a Bachelor of Arts degree in human biology from Stanford University and a Master of Business Administration from the University of Chicago.

        The Board determined that Mr. Miller should serve on the Board based on his leadership and management experience as a principal executive officer of diverse organizations and experience as a director of other public companies.

        Mazen Rawashdeh has been our director since September 2018. Mr. Rawashdeh has 28 years of experience in information technology. Mr. Rawashdeh serves as a member of our Nominating and Corporate Governance Committee. Mr. Rawashdeh has served as the chief infrastructure and architecture officer of eBay, Inc. since 2016 (NASDAQ: EBAY). Prior to this, Mr. Rawashdeh served as vice president of Twitter's Infrastructure Engineering and Operations from 2011 to 2015 (NYSE:TWTR). Mr. Rawashdeh previously served as vice president of technical operations of eBay, Inc. from 2003-2009. Prior to working at eBay, Inc., Mr. Rawashdeh worked at LoudCloud, a startup where he held multiple engineering roles. Mr. Rawashdeh began his career at Oracle in the late 1990s. Mr. Rawashdeh earned a Bachelor of Science in Computer Science from Chapman University.

        The Board determined that Mr. Rawashdeh should serve on the Board based on his financial acumen, technical background and management experience.

        Wayne M. Rehberger has been our director since March 2019. Mr. Rehberger serves as a member of our Audit Committee, is an audit committee financial expert and also serves on our Security Committee. Mr. Rehberger has over 36 years of diversified financial, operational and sales management experience. Most recently from 2015 through January 2019, Mr. Rehberger served as senior vice president and chief financial officer at Engility Holdings, Inc. (NYSE: EGL), following Engility Holdings, Inc.'s acquisition of TASC, Inc. in February 2015. Mr. Rehberger previously served as senior vice president and chief financial officer of TASC, Inc. from June 2010. Prior to joining TASC, Inc. in June 2010, Mr. Rehberger was the chief operating officer of XO Communications, a facilities-based telecommunications services provider. Before assuming the role of chief operating officer in May 2004, Mr. Rehberger had served as XO Communications' chief financial officer from November 2000. Mr. Rehberger currently serves on the board of Fusion Connect, a telecommunications company (NASDAQ: FSNNQ). Mr. Rehberger began his corporate career with the KPMG consulting business in Washington, D.C., where he worked primarily with U.S. government agencies and aerospace companies. Mr. Rehberger also served for 10 years in the United States Army and Army Reserve, achieving the rank of Major. He earned a Bachelor of Science degree in Business Administration at Bucknell University and a Master of Business Administration at the University of South Carolina.

        The Board determined that Mr. Rehberger should serve on the Board based on his diversified financial, operational and sales management experience.

        Philip P. Trahanas has been our director since August 2013 and was a director of our predecessor from 2009 until our initial public offering in October 2013. Mr. Trahanas serves as our lead independent director and serves as a member of our Compensation Committee and our Security Committee. Mr. Trahanas has over 23 years of experience in financial advisory, investing and investment management, as well as over 15 years of experience serving on private and public company boards. Between 2000 and 2014, Mr. Trahanas was a managing director of General Atlantic LLC, a global investment firm. From 1996 to 2000, Mr. Trahanas worked at Morgan Stanley (NYSE: MS), a global financial services firm, where he was a member of the high technology corporate finance team, was a merger and acquisition specialist and was a member of the investment banking division's operating management team. Prior to joining Morgan Stanley, Mr. Trahanas was an electrical engineer at General Electric (NYSE: GE), a diversified technology, media and financial services company, where he specialized in communications equipment and semiconductor design. Mr. Trahanas currently serves on the board of directors of InterDigital, Inc. (NASDAQ: IDCC), and has previously served on the boards of directors of several other privately-held global technology companies. Mr. Trahanas earned a Bachelor of Engineering degree in electrical engineering from The Cooper Union for the Advancement of Science and Art, a Master of Business Administration from the University of Pennsylvania Wharton School and a Master of Science degree in engineering from the University of Pennsylvania Moore School of Engineering.

        The Board determined that Mr. Trahanas should serve on the Board based on his extensive operating, investment banking and private equity experience.

        Stephen E. Westhead has been our director since August 2013 and was a director of our predecessor from May 2013 until our initial public offering in October 2013. Mr. Westhead serves as a member of our Audit Committee and our Nominating and Corporate Governance Committee. Mr. Westhead has over 30 years of experience in management. Since 2007, Mr. Westhead has been the chief executive officer and lead investor of US Trailer, a semi-trailer leasing company. From January 2013 to September 2015, Mr. Westhead served as the chief marketing officer of Satori Group, Inc., an IT company. From 1987 to 2009, Mr. Westhead served as senior vice president of commercial lines underwriting for Philadelphia Insurance Companies, an insurance company. Mr. Westhead earned a Bachelor of Science degree in business administration from Cabrini College.

        The Board determined that Mr. Westhead should serve on the Board based on his executive management experience.

Vote Required and Recommendation

        Directors are elected by plurality vote. Therefore, the ten director nominees receiving the highest number of "FOR" votes will be elected. There is no cumulative voting in the election of directors. For purposes of this Proposal One, abstentions, votes marked "WITHHOLD" and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
ELECTION OF EACH OF THE NOMINEES SET FORTH ABOVE.

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), our stockholders are entitled to cast a non-binding advisory vote at the Annual Meeting to approve the compensation of our named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules, including the "Compensation Discussion and Analysis" section of this Proxy Statement, or "CD&A," the compensation tables and accompanying narrative disclosures. We refer to this as our "Say-on-Pay" vote. While this Say-on-Pay vote is an advisory vote that is not binding on the Company or the Board, we value the views of our stockholders and the Board's Compensation Committee, which administers our executive compensation program, and will consider the outcome of the vote when making future compensation decisions. In 2016, the Board considered the results of our "say-on-frequency" vote and determined that we will provide our stockholders with the ability to approve, on a non-binding advisory basis, the compensation of the named executive officers every year until our next say-on-frequency vote is conducted, which will be no later than 2022.

        We believe that our executive compensation program rewards performance and aligns the interests of our executive officers with those of our stockholders, thereby reflecting our compensation philosophy of "pay-for-performance." Central to that goal are base salaries, which serve to fairly reward our executive officers for their value to the organization in successfully performing their respective roles, and incentive compensation, which serves to motivate and reward our executives for performance, including the achievement of our financial and operational objectives, individual goals and value creation for our stockholders. In response to stockholder feedback, in 2019 the long-term incentive compensation portion of our executive compensation program was substantially redesigned to introduce the grant of performance-based equity awards to our named executive officers, earned based on achievement of pre-established profitability goals and total stockholder return goals. We believe that our executive compensation program allows us to attract and retain the best executive talent, and we actively evaluate and reassess our executive compensation program in light of the industry in which we operate, the marketplace for executive talent in which we compete, evolving compensation governance, best practices and stockholder feedback.

        In implementing our executive compensation program, we focus on compensating our executive officers fairly and in a manner that promotes our compensation philosophy, seeking alignment with our annual and longer-term performance. We seek to maintain flexibility in our compensation program to allow us to adapt components and levels of compensation in order to motivate, reward and retain individual named executive officers within the context of the attainment of performance objectives. When determining the overall compensation of our named executive officers, including base salaries and annual short-term and long-term incentive amounts, the Compensation Committee considers a number of factors it deems important, including:

  •
  the executive officer's experience, knowledge, skills, level of responsibility and potential to influence our performance;

  •
  the business environment, our strategy, and our financial, operational and market performance;

  •
  corporate governance and regulatory factors related to executive compensation; and

  •
  marketplace compensation levels and practices.

        In order to achieve our compensation objectives, we have developed strong compensation practices while avoiding others:

What we do		What we don't do
✓	Significant portion of executive pay is variable "at risk" compensation, designed to achieve pay-for-performance objectives	✗	No guaranteed salary increases, cash incentive compensation or equity grants
✓	Balanced mix of performance measures used to ensure a focus on our overall performance	✗	Limited perquisites and supplemental benefits to our executive officers
✓	Emphasis on equity-based compensation to provide long-term incentives, 50% (or 60% with respect to our Chief Executive Officer) of which is targeted to be performance-based	✗	No excise tax gross-up payments
✓	Executive officers and directors are subject to rigorous stock ownership guidelines	✗	No hedging and limited pledging of our securities by directors and employees, including named executive officers
✓

Clawback policy to recover cash and equity compensation from our Chief Executive Officer or Chief Financial Officer engaging in fraud or intentional illegal conduct that leads to a restatement of financials

        We believe that our executive compensation program achieves our compensation objectives. Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

          "RESOLVED, that the Company's stockholders approve, on a non-binding advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in this Proxy Statement."

Vote Required and Recommendation

        The affirmative vote of a majority of all votes cast at the Annual Meeting is required for approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement. For purposes of approving this Proposal Two, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

 PROPOSAL THREE: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board, which is composed entirely of independent directors, has appointed Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. Although stockholder approval is not required, we desire to obtain from our stockholders an indication of their approval of the Audit Committee's selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2020. Even if the appointment of Ernst & Young LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine that such a change would be in our and our stockholders' best interests. If our stockholders do not ratify this appointment, the Audit Committee may consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

        A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. He or she will have the opportunity to make a statement if he or she desires and is expected to be available to respond to appropriate questions.

Vote Required and Recommendation

        The affirmative vote of a majority of all votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. For purposes of approving this Proposal Three, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

Principal Accountant Fees and Services

        The following table summarizes the fees billed by Ernst & Young LLP for professional services rendered for the fiscal years ended December 31, 2019 and 2018.

	2019	2018
Audit Fees(1)	$2,132,130	$1,928,762
Audit-Related Fees	$—	$—
Tax Fees(2)	$347,765	$244,057
All Other Fees	$—	$—

Total	$2,479,895	$2,172,819

(1)
Audit fees for 2019 and 2018 include audit fees for services associated with review of registration statements in 2019, issuances of comfort letters and consents and other services related to SEC matters.

(2)
Tax fees consist of tax and consulting fees relating to services provided associated with tax return preparation, tax consultations, the acquisition of our Netherlands data centers and other similar matters.

Pre-Approval Policies and Procedures

        The Audit Committee's policy is to review and pre-approve, either pursuant to the Audit Committee's Policies and Procedures for the Approval of Audit Services and Permitted Non-Audit Services or through a separate pre-approval by the Audit Committee, any engagement of the Company's independent auditor to provide any audit or non-audit services to the Company. Pursuant to the Audit Committee's pre-approval policy, the Committee has pre-approved certain specified audit, audit-related, tax and other services for the audit cycle ending in March 2021. Permissible audit, audit-related, tax and other services other than those specifically pre-approved pursuant to the pre-approval policy require specific pre-approval by the Audit Committee. All audit, audit-related, tax and other services provided to us for the years ended December 31, 2019 and December 31, 2018 either were pre-approved by the Audit Committee or were approved pursuant to the Audit Committee's pre-approval policy. Pursuant to the pre-approval policy, the Audit Committee may delegate pre-approval authority to one or more of its members who are required to report any pre-approval decisions to the Committee at its next scheduled meeting.

 AUDIT COMMITTEE REPORT

        The Audit Committee is composed of Messrs. Barter, Rehberger and Westhead. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

        One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company's financial statements. The Company's management team has the primary responsibility for the financial statements and the reporting process, including the Company's accounting policies, internal audit function, system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2019 with our management.

        The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company's independent auditors. The Audit Committee reviewed the audited financial statements for the year ended December 31, 2019 with the independent auditors, which are responsible for expressing an opinion on the conformity of those audited financial statements, including the notes thereto, with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the U.S. Securities Exchange Commission ("SEC").

        The independent auditors have provided to the Audit Committee the written disclosures and letter from the independent auditors required by applicable requirements of the PCAOB regarding the auditors' communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditors their independence.

        In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the Company's audited consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

Respectfully submitted,
The Audit Committee
JOHN W. BARTER (Chairman) WAYNE REHBERGER STEPHEN E. WESTHEAD

        The Audit Committee Report above does not constitute "soliciting material" and will not be deemed "filed" or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Profile

        The Company's corporate governance is structured in a manner that the Board believes closely aligns the Company's interests with those of our stockholders. Notable features of our corporate governance structure include the following:

  •
  the Board is not staggered, with each of our directors subject to re-election annually;

  •
  of the ten persons who serve on the Board, nine, or 90% of our directors, have been determined by us to be independent for purposes of the NYSE's corporate governance listing standards and Rule 10A-3 under the Exchange Act;

  •
  all of the members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent;

  •
  we have determined that two of our directors qualify as "audit committee financial experts" as defined by the SEC;

  •
  our stock ownership guidelines require directors to own securities of the Company equal to at least five times the annual base cash retainer and our Chief Executive Officer and other named executive officers to own securities of at least five times and three times his or her base salary, respectively;

  •
  our stockholders may amend our bylaws by a majority vote;

  •
  we have opted out of the Maryland business combination, control share acquisition and unsolicited takeovers statutes; and

  •
  we do not have a stockholder rights plan.

        The Company's charter and bylaws provide that the number of directors constituting the Board may be increased or decreased by a majority vote of the entire Board, provided the number of directors may not be greater than 15 and may not be decreased to fewer than the minimum number required under the Maryland General Corporation Law ("MGCL"), which currently is one director.

        There are no family relationships among our executive officers and directors. All board members except Mr. Williams have been determined by the Board to be independent under applicable NYSE and SEC rules.

Recent Corporate Governance Changes

        In 2019, we completed our opt-out of Subtitle 8 of Title 3 of the MGCL, commonly referred to as the Maryland Unsolicited Takeovers Act ("MUTA"). On September 24, 2018, the Board adopted resolutions opting out of Sections 3-803, 3-804(a), 3-804(b), 3-804(c) and 3-805 of MUTA and we subsequently filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland to effectuate this opt-out. As a result, we opted out of the provisions that allowed us to institute a classified board, a two-thirds stockholder vote requirement for removing a director, a requirement that the number of directors be fixed only by vote of the directors, and a requirement that a special meeting of the stockholders only may be called upon the request of the holders of at least a majority of all votes entitled to be cast at the meeting. The opt-out of Section 3-804(c) of MUTA requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred was fully effected by the approval of our stockholders of an amendment to our charter at the 2019 annual meeting of stockholders, which was filed with the State Department of Assessments and Taxation of Maryland in May 2019. We only may opt back into these provisions with the approval of our stockholders by the affirmative vote of a majority of votes cast on the matter by stockholders entitled to vote on the matter.

Board Leadership Structure

        Chad L. Williams has served as our Chairman, President and Chief Executive Officer since May 2013 and was the Chairman and Chief Executive Officer of our predecessor from 2003 until our initial public offering. The Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. However, it evaluates the combined role of Chairman and Chief Executive Officer as part of the succession planning process. The Board has determined that, based on Mr. Williams' tenure with the Company and our predecessor since its inception, the perspective and experience he brings as our founder and Chief Executive Officer, and his in-depth knowledge of the Company and the real estate industry, Mr. Williams is well-positioned to lead Board discussions and that the combined role of Chairman and Chief Executive Officer is therefore in the best interests of the Company and stockholders.

        To strengthen the role of our independent directors and encourage independent Board leadership, the Board also has established the position of lead independent director, which currently is held by Philip P. Trahanas. In accordance with our Corporate Governance Guidelines, the responsibilities of the lead independent director include, among others:

  •
  serving as liaison among (i) management, including the Chief Executive Officer, (ii) our other independent directors, and (iii) interested third parties and the Board;

  •
  presiding at executive sessions of the independent directors;

  •
  serving as the focal point of communication to the Board regarding management plans and initiatives;

  •
  ensuring that the role between Board oversight and management operations is respected;

  •
  providing the medium for informal dialogue with and among independent directors, allowing for free and open communication within that group; and

  •
  serving as the communication conduit for third parties who wish to communicate with the Board.

        Our lead independent director will be selected on an annual basis by a majority of independent directors then serving on the Board.

Executive Sessions

        During 2019, our non-management directors met in a special executive session without management at three Board meetings. Mr. Trahanas, as lead independent director, chaired the sessions. Per our Corporate Governance Guidelines, the Board continues to expect to conduct executive sessions limited to non-management directors at our regularly scheduled Board meetings, and at least annually will hold an executive session limited to independent directors.

Attendance of Directors at 2019 Board and Committee Meetings and Annual Meeting of Stockholders

        During 2019, the Board held six meetings. Every director attended at least 75% of the total number of meetings of the Board and all committees thereof on which such director served during 2019 and that were held during the period in which he or she served as director.

        In accordance with the Company's Corporate Governance Guidelines, directors are expected to attend the annual meeting of stockholders. All directors attended the 2019 Annual Meeting of Stockholders.

Committees of the Board

        The Board has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Security Committee. Each of these committees, except the Security Committee, must have at least three members who each are independent directors, as that term is defined in the NYSE listing standards. The Board from time to time may establish other committees to facilitate the management of our company.

        The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Security Committee
John W. Barter	X (Chair)*
William O. Grabe
Catherine R. Kinney		X (Chair)
Peter A. Marino		X	X (Chair)	X (Chair)
Scott D. Miller			X
Mazen Rawashdeh			X
Wayne M. Rehberger	X*			X
Philip P. Trahanas		X		X
Stephen E. Westhead	X		X
Chad L. Williams				X

*
Audit Committee financial expert.

        The Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Security Committee each operate under written charters adopted by the Board. These charters are available on our website at www.qtsdatacenters.com.

Audit Committee

        The Audit Committee consists of Messrs. Barter, Rehberger and Westhead, and Mr. Barter serves as its chairperson. The Audit Committee's written charter requires that all members of the committee meet the independence, experience, financial literacy and expertise requirements of the NYSE, the Sarbanes-Oxley Act of 2002, the Exchange Act and applicable rules and regulations of the SEC, all as in effect from time to time. The Board has determined that all of the members of the Audit Committee meet the foregoing requirements.

        The Board also has determined that each of Mr. Barter and Mr. Rehberger is an "audit committee financial expert," as defined by the applicable SEC regulations and NYSE corporate governance listing standards, and has accounting or related financial management expertise.

        The principal functions of the Audit Committee include overseeing:

  •
  our accounting and financial reporting processes;

  •
  the integrity and audit of our consolidated financial statements and financial reporting process;

  •
  our systems of disclosure controls and procedures and internal control over financial reporting;

  •
  our compliance with financial, legal and regulatory requirements;

  •
  the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

  •
  the performance of our internal audit function;

  •
  review of all related-party transactions in accordance with our related-party transactions policy; and

  •
  our overall risk profile.

        The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also approves the audit committee report required by SEC regulations to be included in our annual proxy statement.

        During 2019, the Audit Committee met seven times.

Compensation Committee

        The Compensation Committee consists of Ms. Kinney, Mr. Trahanas and Mr. Marino, and Ms. Kinney serves as its chairperson. The principal functions of the Compensation Committee include:

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer's compensation, evaluating our Chief Executive Officer's performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

  •
  reviewing and approving the compensation of our other executive officers;

  •
  reviewing our executive compensation policies and plans;

  •
  determining the number of shares underlying, and the terms of, stock option and restricted stock awards to be granted to our directors, executive officers and other employees pursuant to these plans;

  •
  assisting management in complying with our proxy statement and annual report disclosure requirements;

  •
  producing a report on executive compensation to be included in our annual proxy statement; and

  •
  reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

        During 2019, the Compensation Committee met seven times.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee consists of Mr. Marino, Mr. Miller, Mr. Rawashdeh and Mr. Westhead, and Mr. Marino serves as its chairperson. The principal functions of the Nominating and Corporate Governance Committee include:

  •
  identifying, recruiting and recommending to the full Board qualified candidates for election as directors and recommending a slate of nominees for election as directors at each annual meeting of stockholders;

  •
  developing and recommending to the Board Corporate Governance Guidelines, including the committee's selection criteria for director nominees, and implementing and monitoring such guidelines;

  •
  reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

  •
  recommending to the Board nominees for each committee of the Board;

  •
  annually facilitating the assessment of the Board's performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE corporate governance listing standards; and

  •
  overseeing the Board's evaluation of management.

        During 2019, the Nominating and Corporate Governance Committee met four times.

  Security Committee

        The Security Committee consists of Mr. Marino, Mr. Rehberger, Mr. Trahanas and Mr. Williams, and Mr. Marino serves as its chairperson. The principal functions of the Security Committee include:

  •
  providing oversight and leadership for the company's Federal contract business;

  •
  enhancing the Board's understanding and our oversight of systems, and to identify, manage and mitigate risks related to cybersecurity, privacy and disaster recovery; and

  •
  providing a forum to review, evaluate, monitor, and provide feedback on information technology-related matters, including strategies, objectives, capabilities, initiatives and policies.

        During 2019, the Security Committee met two times.

Director Nominee Selection Process

        The Nominating and Corporate Governance Committee has set forth in a written policy, minimum qualifications that director candidates must possess. At a minimum, a director candidate must possess:

  •
  high personal and professional ethics and integrity;

  •
  an ability to exercise sound judgment;

  •
  an ability to make independent analytical inquiries;

  •
  an ability and willingness to devote adequate time and resources to perform Board duties diligently, including attending regular and special Board and committee meetings;

  •
  appropriate and relevant business experience and acumen; and

  •
  a reputation, both personal and professional, consistent with the image and reputation of the Company.

        In addition to the aforementioned minimum qualifications, the written policy sets forth certain additional qualities and skills that, while not a prerequisite for nomination, should be considered by the Nominating and Corporate Governance Committee when evaluating a particular candidate. These additional qualities and skills include, among others, the following:

  •
  whether the person possesses specific industry knowledge, expertise and/or contacts, including in the commercial real estate industry generally and/or the data center industry, and familiarity with general issues affecting the Company's business;

  •
  whether the person's nomination and election would enable the Board to have a member that qualifies as an "audit committee financial expert" as such term is defined by the SEC;

  •
  whether the person would qualify as an "independent" director under the rules of the NYSE and the Company's Corporate Governance Guidelines;

  •
  the importance of continuity of the existing composition of the Board; and

  •
  the importance of a diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

        The Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates. A director candidate's background and personal experience, however, will be significant in the Board's candidate identification and evaluation process to help ensure that the Board remains aware of and responsive to the needs and interests of our customers, stockholders, employees and other stakeholders.

        The Nominating and Corporate Governance Committee will seek to identify director candidates based on input provided by a number of sources, including (a) members of the Nominating and Corporate Governance Committee, (b) directors of the Company and (c) stockholders of the Company. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates.

        As part of the candidate identification process, the Nominating and Corporate Governance Committee will evaluate the skills, expertise and diversity possessed by the current Board, and whether there are additional skills, expertise or diversity that should be added to complement the composition of the existing Board. The Nominating and Corporate Governance Committee also will take into account whether existing directors have indicated a willingness to continue to serve as directors if re-nominated. Once director candidates have been identified, the Nominating and Corporate Governance Committee then will evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating and Corporate Governance Committee deems necessary or appropriate. Existing directors who are being considered for re-nomination will be re-evaluated as part of the Nominating and Corporate Governance Committee's process of recommending director candidates. The Nominating and Corporate Governance Committee evaluates the performance of each current director and considers the results of such evaluation when determining whether to recommend the nomination of such director for an additional term. All candidates submitted by stockholders will be evaluated in the same manner as all other director candidates, provided that the advance notice and other requirements set forth in our bylaws have been followed. At an appropriate time prior to each annual meeting at which directors are to be elected or re-elected, the Nominating and Corporate Governance Committee recommends to the Board for nomination by the Board such candidates as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well-qualified and willing and available to serve.

        At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Nominating and Corporate Governance Committee will recommend to the Board for election by the Board to fill such vacancy, such prospective member of the Board as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well-qualified and willing and available to serve. In determining whether a prospective member is qualified to serve, the Nominating and Corporate Governance Committee will consider the factors listed above.

Board Oversight of Risk Management

        One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its four standing committees, the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and

Security Committee, each of which addresses risks specific to their respective areas of oversight as follows:

  •
  Audit Committee:  The Audit Committee has the responsibility to consider and discuss our major financial risk exposures, including cybersecurity risk exposures, and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also will monitor compliance with legal and regulatory requirements and oversee the performance of our internal audit function.

  •
  Compensation Committee:  The Compensation Committee assesses and monitors compensation policies to ensure that such practices are designed to balance risk and reward in relation to the Company's overall business strategy and do not encourage excessive risk-taking.

  •
  Nominating and Corporate Governance Committee:  The Nominating and Corporate Governance Committee monitors the general operations of the Board and the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct.

  •
  Security Committee:  The Security Committee monitors the Federal contract business and cybersecurity risk.

        The Board and its standing committees also hear reports from the members of management responsible for the matters considered in order to enable the Board and each committee to understand and discuss risk identification and risk management.

        The Board believes that the composition of its committees, and the distribution of the particular expertise of each committee's members, makes this an appropriate structure to monitor effectively the risks discussed above.

Corporate Governance Guidelines

        The Board has adopted a set of governance guidelines, the QTS Realty Trust, Inc. Corporate Governance Guidelines (the "Corporate Governance Guidelines"), which reflect the Board's commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with the goal of enhancing stockholder value over the long term. The Corporate Governance Guidelines address, among other things:

  •
  the responsibilities and qualifications of directors, including director independence;

  •
  the functioning of the Board;

  •
  the responsibilities, composition and functioning of the Board committees;

  •
  the appointment and role of the lead independent director;

  •
  principles of director compensation; and

  •
  management succession and review.

        A copy of the Corporate Governance Guidelines is available on our website at www.qtsdatacenters.com.

Code of Business Conduct and Ethics

        Our Code of Business Conduct and Ethics applies to directors, officers and employees. Among other matters, the code is intended to deter wrongdoing and promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

  •
  accountability for adherence to the code.

        Only the Nominating and Corporate Governance Committee (or another committee of the Board or a majority of our independent directors of the Board) is able to approve any waiver of the Code of Business Conduct and Ethics for our executive officers or directors, and any such waiver shall be promptly disclosed as required by law or NYSE regulations.

        A copy of the Code of Business Conduct and Ethics is available on our website at www.qtsdatacenters.com. We intend to disclose any changes in or waivers from the Code of Business Conduct and Ethics by posting such information on our website.

Compensation of Directors

        The Board adopted a non-employee director compensation policy. In accordance with the policy, on an annual basis, each non-employee director receives a grant of securities of the Company with a value of $160,000, which vests on the first anniversary of the grant date, and a cash retainer of $75,000 for services as a director. The lead independent director receives an additional cash retainer of $75,000. Each member of the Audit Committee receives an additional $15,000 cash retainer, each member of the Compensation Committee receives an additional $10,000 cash retainer and each member of the Nominating and Corporate Governance Committee and Security Committee receives an additional $7,500 cash retainer, except for the chairs of such committees. The chair of the Audit Committee receives an additional $25,000 cash retainer, the chair of the Compensation Committee receives an additional $20,000 cash retainer, and the chairs of the Nominating and Corporate Governance Committee and the Security Committee receive an additional cash retainer of $15,000. Each non-employee director is entitled to elect to receive his or her annual cash retainers (for board and committee memberships) in securities of the Company. All equity compensation paid to non-employee directors is paid 50% in stock options and 50% in shares of restricted stock and no director can receive more than $750,000 of compensation as a director in any calendar year. Directors who are employees of the Company or its subsidiaries will not receive compensation for their services as directors. All directors are reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties.

        In 2017, the Board adopted a Director Deferred Compensation Plan (the "Director Deferred Compensation Plan") pursuant to which, effective with calendar year 2018 and until such plan is terminated, directors are given an opportunity to (i) elect whether to defer all or some portion of their annual grant of securities (other than stock options), (ii) elect whether to receive their annual cash and committee retainers in the form of securities of the Company, and (iii) elect whether to defer receipt of all or some portion of the securities elected to be received in lieu of the cash retainer (for board and committee memberships) (other than stock options). In accordance with Section 409A ("Section 409A") of the Internal Revenue Code of 1986, as amended, elections to defer the receipt of cash or securities must be made by the end of the calendar year prior to the year such cash or securities would otherwise have been paid or granted. Any amounts deferred can be paid, upon the director's election in accordance with the terms of Section 409A, (i) within 30 days of their departure from the board, (ii) within 30 days of June 30th of the year following the year in which the deferral was made, or (iii) the earlier of (i) and (ii).

        In 2019, with the exception of Mr. Barter and Mr. Westhead, each non-employee director chose to receive his or her annual cash retainer (for board and committee memberships) in the form of shares of restricted stock and options to purchase our Class A common stock. Mr. Barter and Mr. Westhead elected to receive their cash retainers for their services as a director in cash. Thus, the non-employee directors received the following grants:

Name	Grant Date	Option Awards(1)	Stock Awards(1)
John W. Barter	March 5, 2019	10,578	1,905
William O. Grabe	March 5, 2019	15,537	2,797
Catherine R. Kinney	March 5, 2019	17,355	3,125
Peter A. Marino	March 5, 2019	17,190	3,095
Scott D. Miller	March 5, 2019	17,024	3,065
Mazen Rawashdeh	March 5, 2019	15,537	2,797
Wayne Rehberger	April 1, 2019(2)	10,639	1,946
Philip P. Trahanas	March 5, 2019	21,156	3,809
Stephen E. Westhead	March 5, 2019	10,578	1,905

(1)
All awards vest on the first anniversary of the grant date. The amounts in this column include option awards or stock awards that non-employee directors elected to defer in the form of deferred stock units under the Director Deferred Compensation Plan.

(2)
The awards were made following Mr. Rehberger's appointment to the Board in March 2019.

        Each of the directors, except Mr. Barter, Mr. Marino, Mr. Rawashdeh and Mr. Rehberger, elected to defer the receipt of shares of restricted stock pursuant to the Director Deferred Compensation Plan.

        The following table presents information regarding the compensation paid during 2019 to non-employee directors who served on the Board during the year. Mr. Williams does not receive any compensation for his service as a member of the Board. The compensation paid to Mr. Williams is presented below under "Executive Compensation" in the table titled "2019 Summary Compensation Table" and the related explanatory tables.

Name	Fees Earned or Paid in Cash	Stock Awards(1)		Option Awards(1)		Total
John W. Barter	$100,000	$80,029	(2)	$80,000	(3)	$260,029
William O. Grabe	$—	$117,502	(2)	$117,504	(3)	$235,006
Catherine R. Kinney	$—	$131,281	(2)	$131,254	(3)	$262,535
Peter A. Marino	$—	$130,021	(2)	$130,006	(3)	$260,027
Scott D. Miller	$—	$128,761	(2)	$128,750	(3)	$257,511
Mazen Rawashdeh	$—	$117,502	(2)	$117,504	(3)	$235,006
Wayne Rehberger	$—	$88,154	(4)	$88,091	(5)	$176,245
Philip P. Trahanas	$—	$160,016	(2)	$160,000	(3)	$320,016
Stephen E. Westhead	$97,500	$80,029	(2)	$80,000	(3)	$257,529

(1)
The amounts in this column include option awards or stock awards that non-employee directors elected to defer in the form of deferred stock units under the Director Deferred Compensation Plan.

(2)
Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the shares of restricted stock issued on March 5, 2019. All of the restricted stock vested in full on March 5, 2020. The aggregate grant date value of these restricted stock grants was calculated by multiplying the closing grant date price of $42.01 by the number of shares of restricted stock granted.

(3)
Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the options to purchase shares of Class A common stock issued on March 5, 2019. All of the options vested in full on March 5, 2020. The assumptions used to calculate these amounts are described in Note 12—"Partners' Capital, Equity and Incentive Compensation Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(4)
Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the shares of restricted stock issued on April 1, 2019. All of the restricted stock will vest in full on April 1, 2020. The aggregate grant date value of these restricted stock grants was calculated by multiplying the closing grant date price of $45.30 by the number of shares of restricted stock granted.

(5)
Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the options to purchase shares of Class A common stock issued on April 1, 2019. All of the options will vest in full on April 1, 2020. The assumptions used to calculate these amounts are described in Note 12—"Partners' Capital, Equity and Incentive Compensation Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

        The following table presents the number of outstanding stock awards, stock option awards and awards of Class O LTIP units in QualityTech, LP, our Operating Partnership, held by each of our non-employee directors as of December 31, 2019.

Name	Stock Awards Outstanding as of December 31, 2019(1)	Class O LTIP Unit Awards Outstanding as of December 31, 2019(2)	Stock Option Awards Outstanding as of December 31, 2019
John W. Barter	1,905	—	100,926	(3)
William O. Grabe	2,797	—	114,493	(4)
Catherine R. Kinney	3,125	—	93,964	(5)
Peter A. Marino	3,095	—	120,630	(6)
Scott D. Miller	3,065	9,748	91,479	(7)
Mazen Rawashdeh	2,797	—	15,537	(8)
Wayne H. Rehberger	1,946		10,639	(9)
Philip P. Trahanas	3,809	35,000	139,686	(10)
Stephen E. Westhead	1,905	—	48,171	(11)

(1)
Represents shares of restricted stock granted on March 5, 2019, or, in the case of Mr. Rehberger, April 1, 2019, each of which vests on the first anniversary of the grant date. Certain non-employee directors elected to defer receipt of their restricted stock pursuant to the Director Deferred Compensation Plan, as follows: Mr. Grabe—2,797 shares; Ms. Kinney—3,125 shares; Mr. Miller—3,065 shares; Mr. Trahanas—3,809 shares; and Mr. Westhead 1,095 shares.

(2)
Represents Class O LTIP Units that, as of December 31, 2018, were fully vested. Each vested Class O LTIP unit may be converted into a number of OP units equal to (i) (x) the excess of the then-capital account per OP unit over (y) the capital account per OP unit on the date of issuance of the Class O LTIP unit being converted, divided by (ii) the then-capital account per OP unit. See "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Equity Incentive Plans—Vesting and Change in Control—LTIP Units" for a description of the Class O LTIP units.

(3)
10,578 of these options were granted on March 5, 2019 and vested in full on March 5, 2020. The remainder of these options were granted prior to 2019 and vested in full before December 31, 2019.

(4)
15,537 of these options were granted on March 5, 2019 and vested in full on March 5, 2020. The remainder of these options were granted prior to 2019 and vested in full before December 31, 2019.

(5)
17,355 of these options were granted on March 5, 2019 and vested in full on March 5, 2020. The remainder of these options were granted prior to 2019 and vested in full before December 31, 2019.

(6)
17,190 of these options were granted on March 5, 2019 and vested in full on March 5, 2020. The remainder of these options were granted prior to 2019 and vested in full before December 31, 2019.

(7)
17,024 of these options were granted on March 5, 2019 and vested in full on March 5, 2020. The remainder of these options were granted prior to 2019 and vested in full before December 31, 2019.

(8)
These options were granted on March 5, 2019 and vested in full on March 5, 2020.

(9)
These options were granted on April 1, 2019 and vest in full on April 1, 2020.

(10)
21,156 of these options were granted on March 5, 2019 and vested in full on March 5, 2020. The remainder of these options were granted prior to 2019 and vested in full before December 31, 2019.

(11)
10,578 of these options were granted on March 5, 2019 and vested in full on March 5, 2020. The remainder of these options were granted prior to 2019 and vested in full before December 31, 2019.

Certain Company Policies

Stock Ownership Guidelines

        We believe that equity ownership by our directors and officers can help align their interests with our stockholders' interests. To that end, we have adopted formal share ownership guidelines applicable to all of our directors and named executive officers. On an annual basis, we evaluate the ownership status of the directors and named executive officers.

        Our Chief Executive Officer is required to own securities of the Company equal in value to at least five times his or her base salary. Each of our other named executive officers is required to own securities of the Company equal to at least three times his or her base salary. Our Chief Executive Officer and other named executive officers must comply with the ownership requirement within five years of being so named.

        Our stock ownership guidelines with respect to our directors require stock ownership by our directors of five times the annual base cash retainer. Directors must comply with the ownership requirement within five years of becoming a member of the Board and are required to hold shares at this level while serving as a director.

        The Nominating and Corporate Governance Committee may waive the stock ownership requirements in the event of financial hardship or other good cause. As of the date hereof, the directors and named executive officers were in compliance with our stock ownership guidelines.

Hedging and Pledging of Company Securities

        We do not permit hedging and permit only limited pledging of our securities by our directors and employees, including our named executive officers. Our Insider Trading Policy prohibits our directors and employees, including our named executive officers, from engaging in the following transactions: (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account; and (iv) pledging our securities to secure margins or other loans, subject to limited exceptions.

Board and Committee Self-Evaluation

        The Board Self-Evaluation Policy was adopted in 2015 to establish and follow best practices in board governance and oversight. Pursuant to the policy, each year the chair of the Nominating and Corporate Governance Committee initiates the self-evaluation process by having detailed questionnaires distributed to each member of the Board soliciting input on matters such as board structure and composition, committee structure, board and committee meeting conduct, board support, education and compensation and overall board performance. Results of the questionnaires are tabulated and analyzed at one of the Board's regularly scheduled meetings. After discussing the results of the questionnaires, if the Board determines that changes in its governance practices and polices need to be made, management and the Nominating and Corporate Governance Committee work with the Board to implement the necessary changes.

Policy on Personal Loans to Directors and Executive Officers

        Our Policy on Personal Loans to Directors and Executive Officers was adopted in 2015 to help ensure our compliance with Section 402 of the Sarbanes-Oxley Act of 2002, which prohibits companies with securities registered in the United States or that are required to file reports with the SEC from extending, arranging or renewing personal loans to or for directors or executive officers. Our policy prohibits the Company or any company affiliated with the Company from, directly or indirectly, extending or maintaining credit, arranging for the extension of credit, or renewing an extension of credit in the form of a personal loan to or for any director or "executive officer" (as that term is defined in Rule 3b-7 under the Exchange Act) of the Company, or to any immediate family members of such director or executive officer.

Clawback Policy

        Our Executive Compensation Recovery Policy was adopted in 2015. Pursuant to this policy, in the event of a restatement of the Company's financial results (other than a restatement caused by a change in applicable accounting rules or interpretations), the result of which is that any cash or equity performance-based compensation paid to our Chief Executive Officer and Chief Financial Officer would have been a lower amount had it been calculated based on such restated results, a committee consisting of the non-management members of the Board (the "Independent Director Committee") shall review such performance-based compensation. If the Independent Director Committee determines that our Chief Executive Officer or Chief Financial Officer engaged in fraud or intentional illegal conduct which materially contributed to the need for a restatement, the committee may seek to recover from the executive the after-tax portion of the difference between the performance-based compensation actually paid and the amount that would have been paid had the performance-based compensation been calculated based on the restated financial statements for the three-year period prior to the restatement.

Communications with the Board

        Stockholders and other interested parties may communicate with the Board either by sending written correspondence to the "Lead Director" c/o the General Counsel of QTS Realty Trust, Inc., 12851 Foster Street, Overland Park, Kansas 66213, who will then directly forward such correspondence to the lead independent director, or by e-mailing directly to the lead independent director at leaddirector@qtsdatacenters.com. The lead independent director will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee are Catherine R. Kinney (chair), Peter A. Marino and Philip P. Trahanas. No member of the Compensation Committee is or ever has been an officer or employee of the Company, and no member of the Compensation Committee had any relationships during 2019 requiring disclosure by us under the SEC's rules requiring disclosure of certain relationships and related-party transactions. No executive officer serves as a member of a board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board or Compensation Committee. Accordingly, during 2019 there were no interlocks with other companies within the meaning of the SEC's proxy rules.

Environmental, Social and Governance Initiatives

        QTS has committed to leading the industry in sustainability by implementing cost-effective, impactful programs that create value for investors and benefit society. We have committed to procuring 100% of our energy from renewable sources by 2025. We build world class LEED-designed facilities, and conserve millions of gallons of water each year through rainwater collection and greywater reuse systems.

        Philanthropy has always been one of our core values as we continually focus on strengthening the communities that we serve through our support of economic development and charitable organizations. We accomplish this through a culture of employee volunteerism, corporate sponsorships and grants, non-profit board service by employees, and organized employee fundraising donations for non-profit groups and associations in our communities. As part of our charitable culture, we facilitate employee philanthropy and volunteerism through our matching gift program and paid days off for volunteer work. Following the establishment of our Community Impact Program in 2012, we have donated in excess of $2 million to over 150 non-profit organizations including Big Brothers and Big Sisters, Habitat for Humanity and local food depositories. From October 15, 2013, the date of our initial public offering, through December 31, 2019, our employees have volunteered approximately 14,000 hours to more than 160 non-profit organizations.

        Our second annual ESG report will come out in April 2020 in which we intend to highlight 2019 environmental results, introduce new social programs, and discuss our governance structure. In 2019, we were recognized by the following organizations for our ESG performance:

  •
  GRESB—#1 in Global Data Centers—2018

  •
  World Finance Magazine—The Most Sustainable Global DC—2019

  •
  Business Intelligence Group—Most Sustainable Company—2019

  •
  Data Economy Magazine—Climate 50—The World's Top Most Influential Climate Leaders In Data Centers And Cloud 2019

  •
  SEAL—2019 SEAL Business Sustainability Award

  •
  EPA Green Power Partnership—#12 in Tech and Telecom—2019

  •
  DOD—Patriot ESGR Award—Presented to Jana Moore, V.P. People Services, and David Robey, our Chief Operating Officer

  •
  DOD—Seven Seals ESGR Award—Presented to Chad Williams, our Chairman, President and Chief Executive Officer

  •
  DOD—Above & Beyond ESGR—Presented to the Company

EXECUTIVE OFFICERS

        The following table sets forth certain information regarding our executive officers.

Name	Position With the Company	Age as of the Annual Meeting
Chad L. Williams	Chairman, President and Chief Executive Officer	49
Jeffrey H. Berson	Chief Financial Officer	51
Shirley E. Goza	Vice President, Secretary and General Counsel	63
Jon D. Greaves	Chief Technology Officer	48
Steven C. Bloom	Chief People Officer	56
David S. Robey	Chief Operating Officer	52

Biographies

        Please see "Proposal One: Election of Directors—Nominees for Election as Directors" starting on page 7 for information regarding Chad L. Williams.

        Jeffrey H. Berson has served as our Chief Financial Officer since April 2017. Previously, he served as our Chief Investment Officer from our initial public offering in October 2013 to April 2017 and as the chief investment officer of our predecessor from August 2013 to our initial public offering. Mr. Berson has more than 18 years of experience in investment banking covering data center companies and the technology and telecommunications sectors. Prior to joining our predecessor, Mr. Berson was a managing director at UBS AG, an international investment bank, from 2011 to 2013, a managing director at Oppenheimer and Co. Inc., an international investment bank, from 2009 to 2011, and a managing director at Barclays Capital, an international investment bank, from 2007 to 2009. Prior to 2007, Mr. Berson spent over 11 years at Canadian Imperial Bank of Commerce in the Investment Banking Department. Mr. Berson earned a Bachelor of Arts degree from the University of Pennsylvania, a Bachelor of Science degree from the Wharton School of the University of Pennsylvania and a Master of Business Administration from the University of Chicago.

        Shirley E. Goza has served as our Vice President, Secretary and General Counsel since our initial public offering in October 2013. Previously, she served as the general counsel of our predecessor from 2006 to our initial public offering. Ms. Goza has more than 38 years of experience as a practicing attorney and law professor. Prior to joining our predecessor, Ms. Goza co-owned and operated Focus Trial and Settlement Solutions, a company that provided litigation services and facilitated mock trials for trial attorneys, and served as managing partner from 2004 to 2006. Ms. Goza previously was a partner with the law firm Shook, Hardy & Bacon from 2000 to 2004 and was an Associate and then Of Counsel at Spencer Fane Britt & Browne LLP from 1982 to 1990. Ms. Goza taught on the faculty at the University of Missouri, Kansas City School of Law from 1990 through 1997 and was a visiting faculty member at the University of Kansas in 1996. Ms. Goza earned a Bachelor of Arts degree in English and psychology from Pittsburg State University and a Juris Doctorate from the University of Kansas.

        Jon D. Greaves has served as our Chief Technology Officer since April 2016 and prior to that he served as our Chief Innovation Officer since August 2015. From 2008 until joining the Company in June 2015 in connection with the Company's acquisition of Carpathia Hosting, Inc., Mr. Greaves served as the chief scientist and chief information security officer at Carpathia, a managed services and cloud company. Mr. Greaves is a recognized leader in the information technology services industry, with a particular focus on managed services, security and privacy, and he has received seven U.S. patents for his research. Prior to joining Carpathia in 2008, Mr. Greaves served as a distinguished engineer and chief technology officer at Sun Microsystems since 2005, and prior to that, Mr. Greaves held positions at SevenSpace, BT North America, Concert, MCI and British Telecom research labs.

        Steven C. Bloom has served as our Chief People Officer since August 2016. Mr. Bloom has over 28 years of human resources experience with global organizations such as PepsiCo, Medco and Citibank. From 2014 to 2016, Mr. Bloom performed research and consulting work for a number of clients focusing primarily on wellbeing at work through a University of Notre Dame-based research project. Mr. Bloom served as senior vice president of human resources for ProBuild, a multi-billion dollar construction supply company with 11,000 employees from 2012 to 2014. In this role, Mr. Bloom served as chief human resources officer with full responsibility for all aspects of people management including talent acquisition, compensation and benefits, talent development, labor and employee relations and corporate communications. He served as the vice president of human resources for Medco Health Solutions from 2002 to 2012, and vice president of human resources for Excite Home, Inc. from 2000 to 2002. Mr. Bloom earned a Bachelor of General Studies in Psychology from the University of Kansas and a Master of Business Administration from Vanderbilt University.

        David S. Robey has served as our Chief Operating Officer since February 2018. Previously, he served as our Vice President of Facilities in the Northeast region from our initial public offering in October 2013 until February 2018 and as the vice president of facilities of our predecessor from March 2011 to our initial public offering. Mr. Robey also led our property development, hyperscale sales engineering and property engineering for the four months prior to his appointment as Chief Operating Officer. Mr. Robey joined the Company in 2010 as part of the acquisition of our mega data center in Richmond. Prior to joining our predecessor in 2010, Mr. Robey held various leadership positions at Infineon/Qimonda, a semiconductor manufacturer, from 2001 to 2010 and has nearly 27 years of mission critical operations and facilities experience. In his last position at Infineon/Qimonda, Mr. Robey was the vice president & managing director of Infineon/Qimonda's 210-acre technology campus in Richmond, Virginia where he was responsible for operations, human resources, finance, purchasing, facilities and information technology. Mr. Robey earned a Bachelor of Science degree in physics from Missouri State University.

 COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis describes the compensation program for our named executive officers. During 2019, these individuals, and their respective positions, were:

  •
  Chad L. Williams, our Chairman, President and Chief Executive Officer (our "CEO");

  •
  Jeffrey H. Berson, our Chief Financial Officer (our "CFO");

  •
  Shirley E. Goza, our Vice President, Secretary and General Counsel;

  •
  Jon D. Greaves, our Chief Technology Officer; and

  •
  Steve C. Bloom, our Chief People Officer.

        This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2019. It also provides an overview of our executive compensation philosophy and objectives. Finally, the Compensation Discussion and Analysis describes and analyzes how and why the Compensation Committee arrived at the specific compensation decisions for our executive officers, including our named executive officers, for 2019 and 2020, including the key factors that the Compensation Committee considered in determining their compensation.

Executive Summary

  Who We Are

        We are a leading provider of data center solutions to the world's largest and most sophisticated hyperscale technology companies, enterprises, and government agencies. Through our technology-enabled platform, delivered across mega scale data center infrastructure, we offer a comprehensive portfolio of secure and compliant information technology ("IT") solutions. Our data centers are facilities that power and support our customers' IT infrastructure equipment and provide seamless access and connectivity to a range of cloud, communications and IT services providers. Across our broad footprint of strategically located data centers, we provide flexible, scalable and secure IT solutions including data center space, power and cooling, connectivity and value-add managed services for more than 1200 customers in the financial services, healthcare, retail, government, and technology industries, among others. We build out our data center facilities to accommodate both multi-tenant environments (hybrid colocation) and dedicated "build-to-suit" requirements that involve significant amounts of space and power (hyperscale), depending on the needs and availability of each facility at that time. We believe that we own and operate one of the largest portfolios of multi-tenant data centers in the United States, as measured by gross square footage, and have the capacity to nearly double our sellable data center raised floor space without constructing or acquiring any new buildings. In addition, we own approximately 730 acres of land that is available at our existing data center properties that provides us with the opportunity to significantly expand our capacity to further support future demand from current and new potential customers.

        We operate a portfolio of 24 data centers located throughout the United States, Canada and Europe. Across our footprint, our data centers are concentrated in the markets which we believe offer the highest growth opportunities. Our data centers are highly specialized, mission-critical facilities utilized by our customers to store, power and cool the server, storage and networking equipment that support their most critical business systems and processes. We believe that our data centers are best-in-class and engineered to adhere to the highest specifications commercially available to customers, providing fully redundant, high-density power and cooling sufficient to meet the needs of the largest companies and organizations in the world. We have demonstrated a strong operating track record of "five-nines" (99.999%) reliability since QTS' inception.

  2019 Business Highlights

        Our business is focused on delivering data center solutions within our hyperscale and hybrid colocation businesses. Our business delivered strong performance during 2019, as reflected by the following business results:

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  We delivered the strongest leasing performance in our history.

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  QTS signed new and modified leases representing $76 million of incremental annualized revenue in 2019, which represents year-over-year growth of 18%.

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  We delivered the highest levels of revenue in our history with new and modified leases representing $76.1 million of incremental annualized revenue, which is nearly double our prior four quarter average of $15 million.

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  The strength of our leasing resulting in our highest ever backlog in 2019 with a record backlog of signed, but not yet commenced annualized recurring revenue of approximately $93.1 million, which provides strong visibility into future growth in our business.

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  Adjusted EBITDA grew approximately 15%, reflecting incremental margin expansion of approximately 50 basis points year-over-year.

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  We increased Operating Funds From Operations available to common stockholders and OP unit holders by approximately 6.7% as compared to Core Operating Funds From Operations available to common stockholders and OP unit holders in 2018.

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  We signed three new strategic hyperscale logos during 2019 and expanded our relationships with multiple additional hyperscale customers across our footprint.

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  We signed 158 new hybrid colocation logos, reflecting an increase in average deal size of more than 40% year-over-year.

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  We achieved our 9th consecutive year of 99.999% or greater facility uptime performance.

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  For the fourth consecutive year, we led the data center industry in customer satisfaction as measured by Net Promoter Score ("NPS"). QTS achieved an NPS score of 87 in 2019 which was approximately double the average NPS score for the data center industry.

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  We published one of the first Environmental, Social and Governance ("ESG") Initiatives reports in our industry and were pleased to be ranked as the #1 global data center company in sustainability by GRESB, a leading sustainability evaluation firm.

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  We closed our first joint venture agreement with Alinda Capital Partners, through which we are able to leverage the low cost of capital from a sophisticated infrastructure investor to fund future hyperscale build-to-suit opportunities.

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  We successfully executed and integrated our first international mega scale data center acquisition in the Netherlands.

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  We gained significant momentum with our software-defined data center platform, or SDP. During the year, we averaged more than 17,000 active users of SDP across a base of 1200+ customers, with average session time on the platform doubling year-over-year to nearly 20 minutes. SDP remains a primary differentiator with our customers and continues to drive value for us in three primary areas.

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  We demonstrated strong momentum in our Federal vertical with the signing of a 5+ megawatt, multi-site deployment for a strategic hyperscale customer supporting a large federal program.

  2019 Executive Compensation Highlights

        Based on our overall operating environment and the results described above, the Compensation Committee took the following key actions with respect to the compensation of our named executive officers for 2019, with the bonus payable and equity awards granted in March 2020:

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  Base Salary—During 2019, maintained the annual base salaries of our CEO and CFO at their 2018 level of $720,000 and $375,000, respectively, and increased the annual base salaries of our other named executive officers in amounts ranging from 8% to 13% of their 2018 base salaries.

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  Annual Incentive Bonus Opportunities—For 2019, maintained target annual incentive bonus opportunities at 125% of the annual base salary for our CEO and in amounts ranging from 50% to 100% of their annual base salaries for our other named executive officers.

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  Annual Incentive Bonuses—Following the end of the fiscal year, approved annual incentive bonuses ranging from 115% to 144% of their target annual incentive bonus opportunities, including an annual incentive bonus for our CEO in the amount of $1,035,000, equal to 144% of his target annual incentive bonus opportunity.

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  Long-Term Incentive Compensation—Following the end of the fiscal year, granted long-term incentive compensation opportunities in the form of Performance-Based Funds From Operations Units ("Performance-Based FFO Units") that may be settled for shares of our Class A common stock, Performance-Based Relative Total Stockholder Return Units ("Performance-Based Relative TSR Units") that may be settled for shares of our Class A common stock, and shares of restricted Class A common stock subject to time-based vesting, in amounts ranging from target levels of approximately $1,026,720 to approximately $7,000,000, including Performance-Based FFO Units, Performance-Based Relative TSR Units and a restricted stock award for our CEO with an aggregate target value of approximately $7,000,000.

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  "At-Risk" Compensation—For 2019, approximately 80% (and 90% for the CEO) of target total direct compensation of named executive officers was variable.

  Stockholder Advisory Vote on Named Executive Officer Compensation and Stockholder Engagement

        In recent years, we have regularly engaged with our stockholders throughout the year to seek their feedback on our corporate governance practices and our executive compensation program. In addition, after we file our proxy statement, typically we contact and engage with our largest stockholders about the important topics to be addressed at our annual meeting of stockholders. Stockholders also are provided with an annual opportunity to provide feedback through the non-binding advisory vote on our named executive officer compensation (commonly known as a "Say-on-Pay" vote).

        For 2019, the long-term incentive compensation portion of our executive compensation program was substantially redesigned in response to stockholder feedback and the results of our 2018 Say-on-Pay vote. And, as a result, at our 2019 Annual Meeting of Stockholders, approximately 77% of the votes cast on our Say-on-Pay proposal were voted in favor of the 2018 compensation of our named executive officers. While this vote represented a significant improvement from the 2018 Say-on-Pay vote, our Board of Directors noted that the support for our executive compensation program was still below historical levels and determined that we should continue to reach out to our largest stockholders to continue the dialogue about our compensation framework and related policies and practices.

        Accordingly, over the remainder of 2019 and into the winter of 2020, we maintained a consistent dialogue with our largest stockholders who shared their opinions and perspectives on our broader corporate governance policies, including our executive compensation program.

        Based on the level of support for our executive compensation program demonstrated by the result of our 2019 Say-on-Pay vote, among other factors, our Board of Directors and the Compensation

Committee determined to continue to embrace performance-based equity awards and not implement significant changes to our executive compensation program for 2020.

        We value the opinion of our stockholders. Our Board of Directors and the Compensation Committee will continue to consider the result of the Say-on-Pay vote, as well as feedback received throughout the year, when making compensation decisions for our executive officers, including our named executive officers.

        In addition, consistent with the recommendation of our Board of Directors and the preference of our stockholders as reflected in the non-binding stockholder advisory vote on the frequency of future Say-on-Pay votes held at our 2016 Annual Meeting of Stockholders, we intend to continue to hold future Say-on-Pay votes on an annual basis. Accordingly, our next Say-on-Pay vote will be conducted at our 2022 Annual Meeting of Stockholders.

  Pay for Performance Analysis

        We believe that our executive compensation program appropriately balances the goals of attracting, motivating, rewarding and retaining our executive officers with the goal of aligning their interests with those of our stockholders. To ensure these goals are met, in 2019 we designed our executive officers' target annual total direct compensation opportunity so that a substantial portion of this opportunity was both "at risk" as well as performance-based.

        We achieved these objectives through two separate but related compensation elements:

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  First, we provided our executive officers the opportunity to participate in our annual cash bonus plan which provides cash payments if they produce financial, operational and strategic results that meet or exceed the objectives set forth in our annual operating plan.

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  In addition, we introduced performance-based restricted stock unit awards into our long-term incentive compensation program, which in 2019 comprised 60% of our CEO's long-term incentive compensation opportunity and 50% of the long-term incentive compensation opportunity for our other executive officers.

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  One half of the target value of these performance based restricted stock unit awards are to be earned based on our ability to achieve or exceed pre-established profitability goals (based on our Operating Funds From Operations ("OFFO") per diluted share) measured over a two-year performance period with earned shares vesting over a three-year period from the award grant date; and

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  The other half of the target value of these performance-based restricted stock unit awards are to be earned based on total stockholder return relative to an established stock price index that most closely resembles the performance of a collection of our peers and competitors over a three-year performance period.

        These variable pay elements are wholly at risk, thereby ensuring that the majority of our executive officers' target annual total direct compensation is contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below target levels commensurate with our actual performance. In addition, more than half of our CEO's target annual total direct compensation is performance-based.

        This pay mix design for our CEO and our other named executive officers for 2019 is reflected in the following graphics:

59% of 2019 Target Total Direct Compensation Is Performance-Based	~47% of 2019 Target Total Direct Compensation Is Performance-Based
CEO Pay Mix (Average)	Other NEOs Pay Mix (Average)

        We believe that this design provides balanced incentives for our executive officers to drive financial performance and long-term growth. Accordingly, the Compensation Committee has determined to use a similar pay mix for our executive officers' target annual total direct compensation for 2020.

        To ensure that we remain faithful to our compensation philosophy, the Compensation Committee regularly evaluates the relationship between the reported values of the equity awards granted to our executive officers, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years and our total stockholder return ("TSR") over this period.

  Executive Compensation Policies and Practices

        We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

WHAT WE DO		WHAT WE DON'T DO
✓	Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors.	✗	No Executive Retirement Plans. We do not offer pension or other defined benefit plans or arrangements to our executive officers that are different from or in addition to those offered to our other employees.
✓

Retain an Independent Compensation Advisor. The Compensation Committee engaged its own compensation advisor to provide information and analysis in connection with its 2019 compensation review, and other advice on executive compensation independent of management.

		✗	Limited Perquisites. We provide limited perquisites or other personal benefits to our executive officers.

WHAT WE DO		WHAT WE DON'T DO
✓

Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

✗

No Tax Reimbursements on Perquisites. We do not provide any tax reimbursement payments (including "gross ups") on any perquisites or other personal benefits, other than related to standard relocation benefits.

✓

Compensation at Risk. Our executive compensation program is designed so that a significant portion of compensation is "at risk" based on corporate performance and stockholder performance, as well as equity-based, to align the interests of our executive officers and stockholders.

✗

No Special Welfare or Health Benefits. Our executive officers participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees, except that our named executive officers also participate in an executive disability program.

✓	Stock Ownership Policy. We maintain a stock ownership policy that requires our CEO and other executive officers to maintain a minimum ownership level of our Class A common stock.	✗	No Post-Employment Tax Payment Reimbursements. We do not provide any tax reimbursement payments (including "gross ups") on any severance or change in control payments or benefits.
✓

Compensation Recovery ("Clawback") Policy. In the event of a material restatement of our financial results, our CEO and CFO may be required to forfeit and repay any incentive-based compensation paid to them during the three fiscal years prior to the restatement if they engaged in fraud or intentional illegal conduct that led to the restatement.

✗

No Hedging and Limited Pledging of Our Equity Securities. We prohibit our employees, including our executive officers, and the non-employee members of the Board of Directors from hedging or pledging (subject to limited exceptions) our securities.

✓	Annual Stockholder Advisory Vote on NEO Compensation. We conduct an annual stockholder advisory vote on the compensation of our named executive officers.	✗	No Stock Option Repricing. Our equity incentive plan does not permit options to be repriced to a lower exercise price without the approval of our stockholders.
✓	Succession Planning. We review the risks associated with our key executive officer positions to ensure adequate retention and succession plans are in place.	✗	No Participation in Employee Stock Purchase Plan. Our executive officers are not permitted to participate in our discounted Employee Stock Purchase Program.

Executive Compensation Philosophy

        The primary objective of our executive compensation program is to align the interests of our executive officers, including our named executive officers, with those of our stockholders in a way that allows us to attract and retain the best executive talent that can create long-term value for our stockholders. In order to align executive and stockholder interests, we strive to design compensation plans and arrangements that have a strong "pay-for-performance" orientation.

        The foundational elements of our executive compensation program that help us achieve our objective include:

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  Base Salaries—Central to our ability to attract and retain our executive officers is providing base salaries that are aligned with salaries of other executives in similarly situated roles within the industry and fairly reward them for their value to the organization in successfully performing their respective roles.

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  Incentive Compensation—Incentive compensation is an important tool for providing variable, or "at-risk," compensation tied to performance. We view it as a means to motivate and reward our executive officers for performance, including the achievement of our financial and operational objectives, individual goals and value-creation for our stockholders. In accordance with our "pay-for-performance" orientation, we deliver a majority of the total direct compensation to our executive officers in the form of incentive compensation consisting of short-term, annual cash incentives and long-term, equity-based incentives.

        We evaluate our executive compensation program and make pay decisions within the context of a total compensation framework, taking into account executive compensation for executives in similar roles within the industry, in order to ensure our overall compensation objectives are met. In doing so, we recognize the distinct nature of the individual elements of our compensation program, but are mindful of the interrelationship of the various elements to the successful execution of our overall pay strategy.

Governance of Executive Compensation Program

  Role of the Compensation Committee

        The Compensation Committee, which is comprised of independent, non-employee directors, discharges many of the responsibilities of the Board of Directors relating to the compensation of our executive officers, including our named executive officers, and the non-employee members of the Board of Directors. The Compensation Committee has overall responsibility for overseeing our compensation and benefits policies generally, overseeing and evaluating the compensation plans, policies, and practices applicable to our CEO as well as our other executive officers, and making all final decisions regarding the compensation of our CEO and our other executive officers.

  Compensation Review Cycle

        The Compensation Committee reviews the base salary levels, annual cash bonus opportunities and long-term incentive compensation opportunities of our executive officers, including our named executive officers, each fiscal year at the beginning of the year, or more frequently as warranted.

        The following graphic illustrates the timeline for our annual compensation-setting process:

First Quarter

- Review CEO performance (with input from Board of Directors)
- Review executive officer performance, with input from CEO (for other executive officers)
- Review and approve annual cash bonus awards for recently completed fiscal year
- Review and approve recommendations for base salary adjustments, individual annual cash bonus opportunities and equity awards
- Solicit stockholder input on executive compensation program
- Set performance goals for current year

Second Quarter

- Review results of Say-on-Pay vote and stockholder feedback on executive compensation program
- Review year-to-date incentive plan performance versus pre-established performance measures and peers
- Assess progress toward corporate priorities and analyze potential impact to executive compensation
- Identify potential areas for exploration of executive compensation program based on stockholder feedback and other information sources
- Review recommendations for updating peer group

Third Quarter

- Review year-to-date incentive plan performance versus pre-established performance measures and peers
- Consider possible design changes to executive compensation program
- Conduct compensation-related risk assessment
- Review trends in corporate governance
- Begin process of analyzing industry trends in executive compensation

Fourth Quarter

- Discuss Company-wide priorities and performance objectives
- Approve program design changes for upcoming year
- Approve peer group based on recommendations
- Review year-to-date incentive plan performance versus pre-established performance measures and peers
- Continued analysis of industry trends in executive compensation
- Solicit stockholder input on executive compensation program

  Compensation-Setting Process

        When formulating its decisions for the amount of each compensation element and approving the target total direct compensation opportunity for our executive officers, the Compensation Committee considers the following factors:

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  our performance against the financial and operational objectives established by the Compensation Committee and the Board of Directors;

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  each individual executive officer's skills, experience and qualifications relative to other similarly-situated executives at the companies in our compensation peer group;

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  the scope of each executive officer's role compared to other similarly-situated executives at the companies in our compensation peer group;

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  the performance of each individual executive officer, based on an assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;

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  compensation parity among our executive officers;

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  our financial performance relative to our peers;

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  the compensation practices of our compensation peer group and the positioning of each executive officer's compensation in a ranking of peer company compensation levels; and

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  the recommendations of our CEO with respect to the compensation of our other executive officers.

These factors provide the framework for compensation decision-making and final decisions regarding the target annual total direct compensation opportunity for each executive officer.

  Role of Chief Executive Officer

        In discharging its responsibilities, the Compensation Committee works with members of our management, including our CEO, who provide information on corporate and individual performance, and management's perspective on compensation matters. The Compensation Committee solicits and reviews our CEO's recommendations and proposals with respect to adjustments to annual cash compensation, long-term incentive compensation opportunities, program structures and other compensation-related matters for our other executive officers.

        The Compensation Committee reviews and discusses these recommendations and proposals with our CEO and considers them as one factor in making its decisions for the compensation for our other executive officers, including our named executive officers. The Compensation Committee makes final CEO pay decisions after the CEO recuses himself.

  Role of Compensation Consultant

        The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. The Compensation Committee has authority to approve the compensation consultant's fees and the terms of its engagement.

        The Compensation Committee engaged Compensia, a national compensation consulting firm ("Compensia"), as its compensation consultant in 2018 to advise on executive compensation matters, including competitive market pay practices for senior executives, and with the selection and data analysis of the companies in the compensation peer group. For 2019, the scope of Compensia's engagement included:

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  reviewing and proposing updates to our compensation peer group;

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  conducting an assessment of the "Compensation of our executive officers, including our named executive officers, against competitive market data;

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  reviewing and proposing revisions to our 2019 long-term incentive compensation program to drive Company performance;

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  reviewing and providing input on the "Compensation Discussion and Analysis" section of this proxy statement for our Annual Meeting; and

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  providing support on other ad hoc matters throughout the engagement period.

The terms of Compensia's engagement included reporting directly to the Compensation Committee chairperson. Compensia also coordinated with our management for data collection and job matching for our executive officers.

        The Compensation Committee has evaluated its relationship with Compensia to ensure that it believes that the firm is independent from management. This review process included a review of the services that Compensia provided, the quality of those services and the fees associated with the services provided during 2019. Based on this review, as well as consideration of the factors affecting independence set forth in the listing standards of the New York Stock Exchange and the relevant SEC rules, the Compensation Committee has determined that no conflict of interest was raised as a result of the work performed by Compensia.

  Competitive Positioning

        For purposes of comparing our executive compensation against the competitive market, the Compensation Committee reviews and considers the compensation levels and practices of a group of peer companies. This information is only one of several factors that the Compensation Committee considers, however, in making its decisions with respect to the compensation of our executive officers.

        In July 2018, with the assistance of Compensia, the Compensation Committee reviewed and updated its then-existing compensation peer group to help with the evaluation and determination of compensation for our executive officers. In developing this compensation peer group, the following selection criteria were used to identify comparable companies:

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  Industry: data center real estate investment trusts, communications infrastructure or technology with a focus on software for security, connectivity or unified communications;

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  Revenue: approximately $150 million to approximately $1.4 billion (0.33x to 3.0x the Company's trailing 12-month revenues of approximately $450 million as of July 2018);

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  Market capitalization: approximately $500 million to approximately $8.0 billion (0.25x to 4.0x of our market capitalization of approximately $2.0 billion);

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  One-year revenue growth: greater than 10%;

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  Market capitalization to revenue multiple: generally 3x to 10x; and

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  Headcount: generally 0.5x to 2.0x of our headcount.

        Based on these criteria, the Compensation Committee approved an updated compensation peer group consisting of the following 20 publicly-traded companies:

8x8	Imperva
Akamai Technologies	Limelight Networks
Cogent Communications	Progress Software
Commvault Systems	Qualys
CoreSite Realty	Rapid7
CyrusOne	Ribbon Communications
Digital Realty Trust	SBA Communications
Equinix	Twilio
ForeScout Technologies	Uniti Group
GTT Communications	Zayo Group Holdings

        The Compensation Committee used this compensation peer group through July 2019 as a reference for understanding the competitive market for executive positions in our industry sector.

        In July 2019, at the direction of the Compensation Committee, Compensia reviewed and updated our compensation peer group to reflect changes in our market capitalization, recognize our evolving business focus, and account for acquisitions of and other changes in our peer companies. The companies in this updated compensation peer group were selected on the basis of their similarity to us, based on the following criteria:

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  Industry: data center real estate investment trusts, communications infrastructure or technology with a focus of software for security, connectivity or unified communications;

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  Revenue: approximately $150 million to approximately $1.4 billion (0.33x to 3.0x the Company's trailing 12-month revenues of approximately $450 million as of July 2019);

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  Market capitalization: approximately $630 million to approximately $10.1 billion (0.25x to 4.0x the Company's market capitalization of approximately $2.5 billion);

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  One-year revenue growth: greater than 10%;

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  Market capitalization to revenue multiple: generally 3x to 10x; and

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  Headcount: generally 0.5x to 2.0x of our headcount.

        Based on these criteria, the Compensation Committee approved an updated compensation peer group consisting of the following 21 publicly-traded companies:

8x8	Progress Software
Cogent Communications	Proofpoint
Commvault Systems	Qualys
CoreSite Realty	Rapid7
CyrusOne	RealPage
Digital Realty Trust	Ribbon Communications
Elastic N.V.	SBA Communications
Equinix	Uniti Group
ForeScout Technologies	Varonis Systems
Limelight Networks	Zayo Group Holdings
MongoDB

The Compensation Committee used this updated compensation peer group in connection with its executive compensation deliberations from July 2019 forward.

        The Compensation Committee uses data drawn from our compensation peer group, as well as Compensia's proprietary database, to evaluate the competitive market when making its decisions with respect to the total direct compensation packages for our executive officers, including base salary, target annual cash bonus opportunities and long-term incentive compensation opportunities. The Compensation Committee does not benchmark compensation to a specific percentage of the compensation of the comparator companies or otherwise apply a formula or assign the comparator group or groups a relative weight.

        The Compensation Committee reviews our compensation peer group at least annually and makes adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.

Individual Compensation Elements

        In 2019, the principal elements of our executive compensation program were base salary, annual cash bonus opportunities, and long-term incentive compensation in the form of equity awards.

Element		Description	Objective	Factors Influencing Amount

Base salary		Fixed compensation delivered in cash; reviewed annually and adjusted if appropriate	Provides base amount of market competitive pay	Individual role and responsibilities, experience, expertise, individual performance, competitive market data

Annual cash bonuses		Variable cash compensation based on performance against series of annual goals for revenue, bookings, EBITDA (as defined below), operating funds from operations per share, and ROIC (as defined below)	Motivates and rewards achievement of key financial results for the year	Target annual cash bonus opportunity determined annually based on individual role and responsibilities, experience, expertise, individual performance, competitive market data; payments based on corporate performance and individual performance

Long-term incentive compensation	Performance-Based FFO Unit Awards	Variable compensation with payment in shares based on operating funds from operations per diluted share measured over two-year performance period ending December 31, 2020; two-thirds of earned shares vest at end of performance period, with remaining one-third of earned shares vest three years from award grant date	Directly aligns interests of executive with long-term stockholder value creation by linking potential payments to achievement of financial performance metrics; also promotes retention; represents 25% of long term incentive ("LTI") award (30% for CEO)	Target value of long-term incentive compensation based on individual role and responsibilities and competitive market data; payment based on common stock price at time of settlement (for performance-based units) or vesting (for restricted stock); minimum one-year vesting for all long-term incentive compensation

	Performance-Based Relative TSR Unit Awards	Variable compensation with payment in shares based on relative total stockholder returns performance measured against MSCI U.S. REIT Index over three-year performance period ending December 31, 2021	Directly aligns interests of executive with long-term stockholder value creation by linking potential payments to stock price performance; also promotes retention; represents 25% of LTI award (30% for CEO)

	Restricted Stock Awards	Variable compensation with payment in shares subject to time-based vesting; vesting period of three years	Directly aligns interests of executives with long-term stockholder value creation and retention; represents 50% of LTI award (40% for CEO)

  Base Salary

        Base salary represents the fixed portion of the target total direct compensation of our executive officers, including our named executive officers, and is intended to reward them fairly for their value to the organization based on their respective roles and responsibilities.

        When establishing and reviewing base salaries, the Compensation Committee considers each of the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above. Although the Compensation Committee bases its initial positioning of base salaries with reference to the competitive range of the market median of our compensation peer group and applicable executive compensation survey data, the actual positioning is based on the Compensation Committee's assessment of these factors.

        In February 2019, consistent with the recommendation of our CEO and after considering the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above, the Compensation Committee determined to adjust the base salaries of our named executive officers (other than our CEO and CFO) for 2019 as follows:

Named Executive Officer	2018 Base Salary	2019 Base Salary	Percentage Increase
Mr. Williams	$720,000	$720,000	—
Mr. Berson	$375,000	$375,000	—
Ms. Goza	$300,000	$325,000	8%
Mr. Greaves	$300,000	$340,000	13%
Mr. Bloom	$300,000	$325,000	8%

        The actual base salaries paid to our named executive officers in 2019 are set forth in the "Summary Compensation Table" below.

  Annual Cash Bonuses

        We use an annual cash bonus plan to motivate our executive officers, including our named executive officers, to achieve our short-term business objectives as set forth in our annual operating plan. In 2019, the Compensation Committee approved annual cash bonus opportunities for our executive officers, including our named executive officers, to motivate them to achieve outstanding performance at both a company and individual level.

  Target Annual Bonus Opportunities

        Under the terms of their respective employment agreements, our executive officers, including our named executive officers, have specified target annual cash bonus opportunities, expressed as a percentage of each executive officer's respective base salary. In February 2019, consistent with the recommendation of our CEO and after considering the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above, the Compensation Committee determined to maintain the target annual cash bonus opportunities of our executive officers, including our named executive officers, at their 2018 levels.

        The target annual cash bonus opportunities of our named executive officers for 2019 were as follows:

Named Executive Officer	2018 Annual Cash Bonus Opportunity (as a percentage of base salary)	2019 Annual Cash Bonus Opportunity (as a percentage of base salary)	Percentage Increase
Mr. Williams	125%	125%	—
Mr. Berson	100%	100%	—
Ms. Goza	60%	60%	—
Mr. Greaves	100%	100%	—
Mr. Bloom	50%	50%	—

  Corporate Performance Measures

        For purposes of the 2019 annual cash bonuses, the Compensation Committee selected revenue, bookings, adjusted earnings before interest, taxes, depreciation, and amortization ("EBITDA"), OFFO per share, and return on invested capital ("ROIC") as the corporate performance measures. For information on how each of these corporate performance measures is calculated, see "—Special Note Regarding Non-GAAP Financial Measures and Other Metrics" below.

        The threshold, target, and maximum performance levels for each of these corporate performance measures for 2019 were as follows ($ in thousands):

	Threshold (0% Payout)	Target (100% Payout)	Maximum (200% Payout)
Revenue	$457,000	$472,000	$487,000
Bookings	$7,200	$7,800	$8,400
Adjusted EBITDA	$239,000	$249,000	$259,000
OFFO/Share*	$2.58	$2.66	$2.74
ROIC**	10.0%	11.0%	12.0%

*
Excludes tax impact.

**
Annualized ROIC for three months ended December 31, 2019.

Note:
See "—Special Note Regarding Non-GAAP Financial Measures and Other Metrics" for information regarding the corporate performance measures and related performance levels described above.

  Individual Performance Measures

        In addition to company performance, annual cash bonuses also are determined in part based on each executive officer's individual performance for the year. At the beginning of the year, our CEO meets with each executive officer to identify and establish his or her individual performance goals and objectives for the year. Such goals and objectives involve both quantitative and qualitative items and are specifically tailored to the functional area or business unit or segment led by the executive officer and aligned to the achievement of our overall annual operating plan. Such goals consist of a mix of financial, operational, and strategic items, which vary among our executive officers based on his or her role and responsibilities within the Company. The Compensation Committee establishes the individual performance goals and objectives for our CEO with input from the independent members of our Board of Directors. These goals and objectives typically relate to driving our growth strategy and the other key areas necessary for us to achieve our annual operating plan.

        After the completion of the fiscal year, our CEO evaluates the performance of each executive officer against his or her individual goals and objectives for the year and assigns him or her an achievement rating, which is then submitted to the Compensation Committee for its consideration along with his recommendations as to how this individual performance should be factored into its bonus and equity determinations. The Compensation Committee also evaluates the performance of our CEO against his individual goals and objectives for the year to make bonus and equity determinations with respect to our CEO.

  2019 Annual Cash Bonus Decisions

        In early 2020, the Compensation Committee reviewed our actual 2019 performance against the target levels established for each of the corporate performance measures. Upon the recommendation of our CEO and after assessing management's overall performance for the year, the Compensation Committee exercised its discretion to set the payout percentage for the corporate performance measures to 115% of the target performance level.

        In early 2020, the Compensation Committee also evaluated each executive officer's responsibilities and individual performance and contributions to us during 2019 as described above under "—Individual Performance Measures." In addition, our CEO evaluated the individual performance of each of our executive officers, including each of our other named executive officers, against his or her pre-established goals and objective to determine his or her contributions to our overall financial and operational performance during 2019 and to formulate an achievement rating for such executive officer. Our CEO then made recommendations to the Compensation Committee as to how such individual performance should be considered in determining the amounts payable as annual cash bonuses for the year. In the case of our CEO, his individual performance was evaluated by the Compensation Committee with input from the independent members of our Board of Directors.

        Following these evaluations, on March 4, 2020, the Compensation Committee approved annual cash bonuses, in its discretion, for each of our executive officers, including each of our named executive officers. The target and actual cash bonus paid to each of our named executive officers for 2019 were as follows:

	Target Annual Cash Bonus Opportunity ($)	Actual Annual Cash Bonus Earned ($)	Actual Annual Cash Bonus Earned (percentage of base salary)
Mr. Williams	$900,000	$1,035,000	144%
Mr. Berson	$375,000	$431,250	115%
Ms. Goza	$195,000	$224,250	69%
Mr. Greaves	$340,000	$391,000	115%
Mr. Bloom	$162,500	$224,250	69%

        The actual annual cash bonuses paid to our named executive officers for 2019 are set forth in the "Summary Compensation Table" below.

  Long-Term Incentive Compensation

        We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our executive officers, including our named executive officers, to focus on long-term value creation for our stockholders. These equity awards also serve as an important retention tool for our executive officers.

        In March 2020, the Compensation Committee determined to continue to grant performance-based equity awards as the majority of our long-term incentive compensation and to continue the emphasis that began with the 2019 equity awards to structure such awards to focus on two key metrics that we use to gauge our ability to successfully execute on our long-term strategic plan—the achievement of pre-established OFFO targets and our TSR as measured against companies that own and/or operate income-producing real estate in our industry sector. The Compensation Committee believed that the use of dual awards with a focused balance on the achievement of specific corporate performance goals, on the one hand, and sustained stock price growth, on the other hand, would provide the appropriate incentives for our executive officers to build long-term stockholder value.

        Consistent with these objectives, the Compensation Committee established target award values for the annual equity awards to be granted to our executive officers, including our named executive officers for 2019. The target amounts of such equity awards are determined by the Compensation Committee after considering the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above. For each of our executive officers, these target award values were established at levels the Compensation Committee believed created competitive total annual compensation opportunities for each executive officer.

        The target annual equity award value for our named executive officers, which were to serve as the basis for the equity awards granted in early 2020, were as follows:

Named Executive Officer	Target Annual Equity Award Value
Mr. Williams	$7,000,000
Mr. Berson	$3,073,950
Ms. Goza	$1,119,353
Mr. Greaves	$1,336,047
Mr. Bloom	$1,026,720

  Equity Awards Granted in 2019

        In consideration of performance for 2018, on March 5, 2019, the Compensation Committee determined that the equity awards to be granted to our executive officers, including our named executive officers, should be in the form of:

  •
  Performance-Based FFO Units—these are performance-based restricted share unit awards which may be earned and settled for shares of our Class A common stock based on our OFFO per diluted share measured over a two-year performance period ending December 31, 2020, with two-thirds of the earned shares of our Class A common stock vesting at the end of the performance period and the remaining one-third of the shares vesting at the end of three years from the award grant date. The number of shares of our Class A common stock subject to the awards will be earned from 0% to 200% of the target number of units subject to the awards based on our actual performance over the performance period, with the number of units to be determined based on a straight-line interpolation basis between threshold and target and target and maximum performance.

  •
  Performance-Based Relative TSR Units—these are performance-based restricted share unit awards which may be earned and settled for shares of our Class A common stock based on our TSR as compared to the MSCI U.S. REIT Index over a three-year performance period ending December 31, 2021. The number of shares of our Class A common stock subject to the awards will be earned from 0% to 200% of the target number of units subject to the awards based on our TSR compared to the MSCI U.S. REIT Index as follows:

	TSR Percentage Points Compared to Index	Target Units Earned
Maximum	Equal or greater than +50 percentage points	200%
Target	Matching Index	100%
Threshold	–50 percentage points	50%
Below threshold	<–50 percentage points	0%

    In addition, award payouts (i) will be determined on a straight-line interpolation basis between threshold and target and target and maximum performance; and (ii) will be capped at the target performance level if our TSR is negative.

  •
  Time-based restricted Class A common stock—these time-based restricted stock awards vest as to one-third of the shares subject to the awards on the first anniversary of the date of grant and as to 8.375% of the shares subject to the awards each quarter-end thereafter, subject to the named executive officer's continued service as an employee as of each vesting date.

        The form and amount of such equity awards was determined by the Compensation Committee after considering the factors described in "—Governance of Executive Compensation Program—Compensation Setting Process" above. Of the performance share unit awards granted to our executive officers, based on the Compensation Committee determination, 25% of the award value (30% in the case of our CEO) was granted in the form of Performance-Based FFO Units, 25% of the award value (30% in the case of our CEO) was granted in the form of Performance-Based Relative TSR Units, and 50% of the award value (40% in the case of our CEO) was granted in the form of a time-based restricted stock award.

        The Compensation Committee approved the following aggregate equity awards for our named executive officers on February 22, 2019:

Named Executive Officer	Performance- Based FFO Units— Number of Shares (#)	Performance- Based FFO Units— Equity Award Value ($)(1)	Performance- Based Relative TSR Units— Number of Shares (#)	Performance- Based Relative TSR Units— Equity Award Value ($)(1)	Restricted Stock— Number of Shares (#)	Restricted Stock— Equity Award Value ($)(2)	Aggregate Grant Equity Award Value ($)
Mr. Williams	38,230	$1,650,000	38,230	$1,650,000	52,369	$2,200,000	$5,500,000
Mr. Berson	13,033	$562,500	13,033	$562,500	26,780	$1,125,000	$2,250,000
Ms. Goza	4,056	$175,000	4,056	$175,000	8,334	$350,00	$700,000
Mr. Greaves	6,517	$281,250	6,517	$281,250	13,390	$562,500	$1,125,000
Mr. Bloom	3,939	$170,000	3,939	$170,000	8,094	$340,000	$680,000

(1)
Represents the total dollar value of awards assuming they were settled on the grant date for shares of Class A common stock at $43.16 per share, which is the 20-day average closing price as of the grant date. Amounts are not based on the grant date fair value as calculated in accordance with FASB ASC Topic 718.

(2)
Represents the grant date fair value of shares of restricted Class A common stock granted to our named executive officers on March 5, 2019, calculated in accordance with FASB ASC Topic 718. The aggregate grant date value of the restricted stock was calculated by multiplying the closing grant date price of $42.01 per share by the number of shares of restricted stock granted. The assumptions used to calculate the grant date fair value of the shares of restricted Class A common stock are described in Note 12—"Partners' Capital, Equity and Incentive Compensation Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

  Equity Awards Granted in 2020

        In March 2020, the Compensation Committee determined that the equity awards to be granted to our executive officers, including our named executive officers, for 2019 performance should be in the form of Performance-Based FFO Units which may be earned and settled for shares of our Class A common stock, Performance-Based Relative TSR Units which may be earned and settled for shares of our Class A common stock, and shares of our restricted Class A common stock. The form and amount of such equity awards was determined by the Compensation Committee after considering the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above. Based on the Compensation Committee determination, 25% of the award value (30% in the case of our CEO) was granted in the form of Performance-Based FFO Units, 25% of the award value (30% in the case of our CEO) was granted in the form of Performance-Based Relative TSR Units, and 50% of the award value (40% in the case of our CEO) was granted in the form of a time-based restricted stock award.

        The Compensation Committee approved the following equity award values for our named executive officers for the awards granted in March 2020:

Named Executive Officer	Performance- Based FFO Unit Awards for Class A Common Stock ($)(1)	Performance- Based Relative TSR Unit Awards for Class A Common Stock ($)(1)	Restricted Stock Awards for Class A Common Stock ($)(2)	Aggregate Equity Award Value ($)
Mr. Williams	$2,100,000	$2,100,000	$2,800,000	$7,000,000
Mr. Berson	$768,487	$768,488	$1,536,975	$3,073,950
Ms. Goza	$279,838	$279,838	$559,676	$1,119,352
Mr. Greaves	$334,011	$334,012	$668,024	$1,336,047
Mr. Bloom	$256,680	$256,680	$513,360	$1,026,720

(1)
Represents the total dollar value of awards assuming they were settled on the grant date for shares of Class A common stock at $59.51 per share, which is the 20-day average closing price as of the grant date. Amounts are not based on the grant date fair value as calculated in accordance with FASB ASC Topic 718.

(2)
The number of shares granted was determined based on the closing sales price of the Company's class A common stock on March 6, 2020 of $56.84.

        The Performance-Based FFO Units may be earned and settled for shares of our Class A common stock based on our OFFO per diluted share measured over a two-year performance period ending December 31, 2021, with two-thirds of the earned shares of our Class A common stock vesting at the end of the performance period and the remaining one-third of the shares vesting at the end of three years from the award grant date. The number of shares of our Class A common stock subject to the awards will be earned from 0% to 200% of the target number of units subject to the awards based on our actual performance over the performance period, with the number of units to be determined based on a straight-line interpolation basis between threshold and target and target and maximum performance.

        The Performance-Based Relative TSR Units may be earned and settled for shares of our Class A common stock based on our TSR as compared to the MSCI U.S. REIT Index over a three-year performance period ending December 31, 2022. The number of shares of our Class A common stock subject to the awards will be earned from 0% to 200% of the target number of units subject to the awards based on our TSR compared to the MSCI U.S. REIT Index based on a matrix approved by the

Compensation Committee that establishes a threshold performance level below which no units will be earned and a maximum performance level that caps the number of units that may be earned at 200% of the target number of units. In addition, award payouts will be determined on a straight-line interpolation basis between threshold and target and target and maximum performance; and will be capped at the target performance level if our TSR is negative.

        The restricted stock awards vest as to one-third of the shares subject to the awards on the first anniversary of the date of grant and as to 8.375% of the shares subject to the awards each quarter-end thereafter, subject to the named executive officer's continued service as an employee as of each vesting date.

        The equity awards granted to our named executive officers in 2019 are set forth in the "Summary Compensation Table" and the "2019 Grants of Plan-Based Awards Table" below.

  Health and Welfare Benefits

        Our executive officers, including our named executive officers, are eligible to receive the same employee benefits that are generally available to all our full-time employees, including medical, dental, vision, disability insurance and life insurance coverage. In addition to the foregoing, our executive officers, including our named executive officers, are eligible to participate in a special executive disability insurance program that we have established for them.

  Retirement Savings Opportunities

        In addition, our employees, including our executive officers, who satisfy certain eligibility requirements may participate in our Section 401(k) Retirement Savings Plan (the "401(k) Plan"). Under the 401(k) Plan, employees are eligible to defer a portion of their salary or annual cash compensation, and we, at our discretion, may make a matching contribution and/or a profit-sharing contribution. During 2019, we matched 100% of the first 1% of employee contributions as a percentage of qualified earnings, and 50% of the next 5% of an employee's contributions as a percentage of qualified earnings (subject to qualified plan maximum amounts). We provide no supplemental or additional retirement benefits for our executive officers.

  Perquisites and Other Personal Benefits

        Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our executive officers, including our named executive officers, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes. All future practices with respect to perquisites or other personal benefits are subject to approval and periodic review by the Compensation Committee.

Employment Arrangements

        We have entered into written employment agreements with our CEO and each of our other executive officers, including our other named executive officers. These agreements protect these individuals by providing:

  •
  Economic stability that enables our executive officers to focus on the performance of their duties in all economic environments;

  •
  Death or disability payments and benefits in the event of certain terminations of employment; and

  •
  In some cases, payments and benefits in the event of certain qualifying terminations of employment, including in connection with a change in control of the Company.

        Each of these agreements provides for "at will" employment. They also protect us from certain business risks, such as threats from competitors, loss of confidentiality, disparagement and solicitation of employees. In addition, each of these employment agreements provides for certain payments and benefits in the event of certain qualifying terminations of employment, including in connection with a change-in-control of the Company. These post-employment compensation arrangements are discussed in "Post-Employment Compensation Arrangements" below.

        For detailed descriptions of the employment agreements we maintained with our named executive officers during 2019, see "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" below.

Post-Employment Compensation Arrangements

        The employment agreements we have entered into with each of our executive officers, including our CEO and our other named executive officers, provide for certain payments and benefits (including the full or partial acceleration of vesting of outstanding equity awards) in the event of certain qualifying terminations of employment, including in connection with a change-in-control of the Company. We believe that having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly-qualified executive officers. These arrangements are designed to provide reasonable compensation to executive officers who leave our employ under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving severance compensation payments or benefits.

        We believe that these arrangements are designed to align the interests of our executive officers and our stockholders when considering our long-term future. The primary purpose of these arrangements is to keep our most senior executive officers focused on pursuing all corporate transaction activity that is in the best interests of our stockholders regardless of whether those transactions may result in their own job loss. Reasonable post-acquisition payments and benefits should serve the interests of both the executive officer and our stockholders.

        In the event of a change-in-control of the Company, to the extent Section 280G or 4999 of the Code is applicable to an executive officer, including a named executive officer, such individual is entitled to receive either:

  •
  payment of the full amounts specified in the policy to which he or she is entitled; or

  •
  payment of such lesser amount that does not trigger the excise tax imposed by Section 4999, whichever results in him or her receiving a higher amount after taking into account all federal, state, and local income, excise and employment taxes.

We do not provide excise tax gross-ups relating to a change-in-control of the Company and have no such obligations under the employment agreements with any of our executive officers, including our named executive officers.

        In addition, under our 2013 Plan (as defined below), in the event of a change-in-control of the Company in which outstanding equity awards will not be assumed or continued by the surviving entity, with the exception of any performance share or performance units, all restricted shares will vest, and all share units and dividend equivalent rights will vest and the underlying shares will be delivered immediately before the change in control. In the case of performance shares and performance units, unless alternative treatment is provided in an award agreement, if more than half of the performance period has lapsed, the performance shares will be converted into restricted shares based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the performance shares will be converted into restricted shares assuming target performance has been achieved.

        For detailed descriptions of the post-employment compensation arrangements we maintained with our named executive officers during 2019, as well as an estimate of the potential payments and benefits payable under these arrangements, see "Potential Payments upon Termination or Change in Control" below.

Other Compensation Policies and Practices

  Stock Ownership Policy

        We have adopted formal share ownership guidelines applicable to our executive officers and the non-employee members of the Board of Directors. At least on an annual basis, we evaluate the share ownership status of these individuals.

        Our CEO is required to own securities of the Company equal in value to at least five times his base salary. Each of our other executive officers is required to own securities of the Company equal to at least three times his or her base salary. Our CEO and other executive officers must comply with the applicable ownership requirement within five years of being so named.

        Our stock ownership guidelines with respect to our non-employee directors require stock ownership by them of five times the annual base cash retainer. Our non-employee directors must comply with the ownership requirement within five years of becoming a member of the Board of Directors and are required to hold shares at this level while serving as a director.

1.
Includes Class A common stock, Class B common stock, restricted shares, vested options, unvested options and OP units held as of December 31, 2019.

2.
Based on average 2019 closing price per share of $46.86.

        As of the December 31, 2019, all of our executive officers and non-employee members of the Board of Directors either satisfied their applicable stock ownership requirement or were on the way to satisfying the requirement within the applicable time period.

  Compensation Recovery ("Clawback") Policy

        The Board of Directors has adopted our Executive Compensation Recovery Policy which, generally, provides that, in the event of a restatement of our financial results, the result of which is that any performance-based compensation paid to our CEO and CFO would have been a lower amount had it been calculated based on such restated results, the Independent Director Committee, consisting of the non-management members of the Board of Directors, will review such performance-based compensation. If the Independent Director Committee determines that our CEO or CFO engaged in fraud or intentional illegal conduct which materially contributed to the need for the restatement, it may seek to recover from such executive officer the after-tax portion of the difference between the performance-based compensation actually paid (including bonuses and other incentive and equity compensation) and the amount that would have been paid had the performance-based compensation been calculated based on the restated financial statements for the three-year period prior to the restatement.

  Policies Prohibiting Hedging and Pledging

        We do not permit hedging and permit only limited pledging of our securities by our directors and employees, including our named executive officers. Our Insider Trading Policy prohibits our employees, including our executive officers, and the non-employee members of the Board of Directors from engaging in the following transactions:

  •
  trading in call or put options involving our securities and other derivative securities;

  •
  engaging in short sales of our securities;

  •
  holding our securities in a margin account; and

  •
  pledging our securities to secure margins or other loans, subject to limited exceptions.

Tax and Accounting Considerations

  Deductibility of Executive Compensation

        Generally, Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to so-called "covered employees," which includes the chief executive officer, chief financial officer, and certain other highly-compensated current and former executive officers. Remuneration in excess of $1 million and all remuneration paid to the chief financial officer is exempt from this deduction limit if it qualifies as "performance-based compensation" within the meaning of Section 162(m) with respect to taxable years beginning on or before December 31, 2017 and is payable pursuant to a binding written agreement in effect on November 2, 2017 that has not been modified in any material respect on or after that date.

        In approving the amount and form of compensation for our named executive officers, the Compensation Committee considers all elements of our cost of providing such compensation, including the potential impact of Section 162(m). The Compensation Committee may, in its judgment, approve compensation for our named executive officers that is not deductible for federal income tax purposes when it believes that such compensation is in the best interests of the Company and our stockholders.

        Further, the Internal Revenue Service has previously issued private letter rulings holding that, under certain circumstances, Section 162(m) does not apply to compensation paid to employees of a real estate investment trust's operating partnership. With respect to tax years prior to 2019, we have determined that the compensation paid to our executive officers by our Operating Partnership or a subsidiary of our Operating Partnership for services to our Operating Partnership should not be subject to the $1 million deduction limit. However, pursuant to the proposed regulations applicable for taxable years ending on or after December 31, 2019, deductions for compensation paid to our executive officers that may otherwise have been allowable may be limited.

  Accounting for Stock-Based Compensation

        We follow the Financial Accounting Standard Board's Accounting Standards Codification Topic 718 ("FASB ASC Topic 718") for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of the Board of Directors, including options to purchase shares of our common stock and other stock awards, based on the grant date "fair value" of these awards. This grant date fair value is calculated using a variety of assumptions. This calculation is performed for financial reporting purposes and included in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards. FASB ASC Topic 718 also requires us to recognize the compensation cost of our share-based awards in our income statements over the period that an employee and non-employee member of the Board of Directors is required to render service in exchange for the award.

Special Note Regarding Non-GAAP Financial Measures and Other Metrics

        This Compensation Discussion and Analysis contains certain non-GAAP financial measures and other metrics, which are described in more detail as follows:

  •
  Bookings—We define bookings as incremental annualized rent net of downgrades, plus half of bookings of the joint venture that owns our Manassas data center.

  •
  Operating Funds from Operations—We generally calculate OFFO as FFO (calculated in accordance with the standards established by the National Association of Real Estate Investment Trusts) excluding certain non-routine charges and gains and losses that management believes are not indicative of the results of our operating real estate portfolio. A reconciliation of Operating FFO to net income (loss) is included on page 65 of our Annual Report on Form 10-K for the year ended December 31, 2019. Core OFFO is the OFFO attributable to our Core business, which is the business that we retained in connection with the execution of our strategic growth plan announced in 2018.

  •
  Operating FFO per Share—We calculate Operating FFO per share by dividing Operating FFO by fully diluted shares on a weighted average basis for the respective period.

  •
  Adjusted Earnings before Interest, Taxes, Depreciation, and Amortization ("Adjusted EBITDA")—We calculate Adjusted EBITDA as EBITDAre (calculated in accordance with the standards established by the National Association of Real Estate Investment Trusts) excluding certain non-routine charges, write off of unamortized deferred financing costs, gains (losses) on extinguishment of debt, restructuring costs and transaction and integration costs, (as well as our pro-rata share of each of those respective adjustments associated with the unconsolidated entity), in addition to non-cash recurring costs such as equity-based compensation. A reconciliation of Adjusted EBITDA to net income (loss) is included on page 68 of our Annual Report on Form 10-K for the year ended December 31, 2019.

  •
  Return on Invested Capital—We calculate ROIC by dividing annualized net operating income for the three months ended December 31, 2019 by the average real estate assets, net, plus depreciation, less construction in progress, plus net acquired intangibles, net leasing commissions and net other fixed assets for the associated period. We calculate net operating income as net income (loss), excluding: interest expense, interest income, tax expense (benefit) of taxable REIT subsidiaries, depreciation and amortization, write off of unamortized deferred financing costs, gain (loss) on extinguishment of debt, transaction, integration and impairment costs, gain (loss) on sale of real estate, restructuring costs, and general and administrative expenses and similar adjustments for unconsolidated entities. A reconciliation of net operating income to net income (loss) is included on page 67 of our Annual Report on Form 10-K for the year ended December 31, 2019.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.

Respectfully submitted,
The Compensation Committee
CATHERINE R. KINNEY (Chair) PETER A. MARINO PHILIP P. TRAHANAS

        The Compensation Committee Report above does not constitute "soliciting material" and will not be deemed "filed" or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

 COMPENSATION OF EXECUTIVE OFFICERS

        The following tables set forth certain compensation information for each of our named executive officers. Our named executive officers are: Chad L. Williams, our Chairman, President and Chief Executive Officer, Jeffrey H. Berson, our Chief Financial Officer, Shirley E. Goza, our Vice President, Secretary and General Counsel, Jon Greaves, our Chief Technology Officer, and Steven C. Bloom, our Chief People Officer.

Summary Compensation Table

        The following table sets forth a summary of all compensation earned, awarded or paid to our named executive officers in the fiscal years ended December 31, 2019, 2018, and 2017.

Name and Principle Position	Year	Earned Salary	Earned Bonus	Stock Awards(1)	Option Awards	All Other Compensation(2)	Total
Chad L. Williams	2019	$720,000	$1,035,000	$5,894,951	—	$58,233	$7,708,184
Chairman, President and	2018	$720,000	$810,000	$2,808,700	$1,930,719	$57,508	$6,326,927
Chief Executive Officer	2017	$691,667	$401,239	$2,397,991	$2,397,998	$65,470	$5,954,365
Jeffrey H. Berson	2019	$375,000	$431,250	$2,384,667	—	$26,320	$3,217,237
Chief Financial	2018	$375,000	$421,875	$1,297,997	$349,498	$24,965	$2,469,335
Officer	2017	$343,750	$199,500	$1,072,472	$357,493	$17,094	$1,990,309
Shirley E. Goza	2019	$325,000	$224,500	$742,124	—	$35,638	$1,327,262
Vice President, Secretary	2018	$300,000	$162,000	$799,223	$146,249	$33,669	$1,441,141
and General Counsel(3)
Jon D. Greaves	2019	$340,000	$391,000	$1,192,382	—	$19,836	$1,943,218
Chief Technology Officer(3)	2018	$300,000	$405,000	$569,969	$292,497	$17,564	$1,585,030
Steven C. Bloom	2019	$325,000	$224.250	$720,733	—	$33,072	$1,079,029
Chief People Officer(3)	2018	$300,000	$148,500	$585,010	$221,249	$31,561	$1,286,320

(1)
2019 amounts reflect the grant date value of Performance-Based FFO Units, the Performance-Based Relative TSR Units and the restricted stock awards, in each case calculated in accordance with FASB ASC Topic 718. If the maximum level of performance was achieved, the value of the Performance-Based FFO Units would be: Mr. Williams—$3,212,085, Mr. Berson—$1,095,033, Ms. Goza—$340,785, Mr. Greaves—$547,558 and Mr. Bloom—$330,955. If the maximum level of performance was, the value of the Performance-Based Relative TSR Units would be: Mr. Williams—$4,177,774, Mr. Berson—$1,424,246, Ms. Goza—$443,240, Mr. Greaves—$712,178 and Mr. Bloom—$430,454. The aggregate grant date value of the restricted stock awards granted on March 5, 2019 was calculated by multiplying the closing grant date price of $42.01 by the number of shares of restricted stock granted. The aggregate grant date value of the Performance-Based FFO Units granted on March 5, 2019 was calculated by multiplying the grant date fair value of $42.01 by the number of units granted assuming that the target payout is achieved. The aggregate grant date value of the Performance-Based Relative TSR Units granted on March 5, 2019 was calculated by multiplying the grant date fair value of $54.64 by the number of units granted assuming that the target payout is achieved.

2018 and 2017 amounts reflect the aggregate grant date value of restricted stock calculated in accordance with FASB ASC Topic 718.

(2)
Consists of the value of our 401(k) plan match, financial planning assistance and supplemental disability. For 2019, on an individual basis, these amounts include, among other things:

  •
  with respect to Mr. Williams, approximately $24,000 in financial consulting services, $24,433 of supplemental disability, and $9,800 in matching 401(k) contributions made by the Company;

  •
  with respect to Mr. Berson, $1,600 in financial consulting services, $14,920 of supplemental disability and $9,800 in matching 401(k) contributions made by the Company;

  •
  with respect to Ms. Goza, $11,245 in financial consulting services, $14,592 of supplemental disability and $9,800 in matching 401(k) contributions made by the Company;

    •
    with respect to Mr. Greaves, $10,560 of supplemental disability and $9,275 in matching 401(k) contributions made by the Company; and

    •
    with respect to Mr. Bloom, $11,245 in financial consulting services, $12,026 of supplemental disability and $9,800 in matching 401(k) contributions made by the Company.

(3)
The executive was not a named executive officer for 2017.

2019 Grants of Plan-Based Awards

        The following table sets forth information concerning the grants of plan-based awards made to each of our named executive officers for the fiscal year ended December 31, 2019.

			Estimated Future Payouts Under Equity Incentive Plan Awards
							Grant Date Fair Value of Stock Awards(4)
Name and Position	Grant Date		Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock
Chad L. Williams	3/5/2019	(1)	19,115	38,230	76,460		$1,606,042
Chairman and Chief	3/5/2019	(2)	19,115	38,230	76,460		$2,088,887
Executive Officer	3/5/2019	(3)				52,369	$2,200,022
Jeffrey H. Berson	3/5/2019	(1)	6,517	13,033	26,066		$547,516
Chief Financial Officer	3/5/2019	(2)	6,517	13,033	26,066		$712,123
	3/5/2019	(3)				26,780	$1,125,028
Shirley E. Goza	3/5/2019	(1)	2,028	4,056	8,112		$170,393
Vice President, Secretary and	3/5/2019	(2)	2,028	4,056	8,112		$221,620
General Counsel	3/5/2019	(3)				8,334	$350,111
Jon D. Greaves	3/5/2019	(1)	3,259	6,517	13,034		$273,779
Chief Technology Officer	3/5/2019	(2)	3,259	6,517	13,034		$356,089
	3/5/2019	(3)				13,390	$562,514
Steven C. Bloom	3/5/2019	(1)	1,970	3,939	7,878		$165,477
Chief People Officer	3/5/2019	(2)	1,970	3,939	7,878		$215,227
	3/5/2019	(3)				8,094	$340,029

(1)
Upon achievement of the performance conditions established for the Performance-Based FFO Units, shares of Class A common stock will be issued based on a straight line interpolation between the number of units reflected in the table. Two thirds of the shares to be issued will vest at the end of the performance period ending December 31, 2020 and the remaining third will vest at the end of the three years from the award grant date, on March 5, 2021.

(2)
Upon achievement of the performance conditions established for the Performance-Based Relative TSR Units, shares of Class A common stock will be issued based on a straight line interpolation between the number of units reflected in the table. All of the shares to be issued will vest on December 31, 2021.

(3)
These restricted stock awards vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(4)
The aggregate grant date fair value of the Performance-Based FFO Units, the Performance-Based Relative TSR Units and the restricted stock awards granted to our named executive officers on March 5, 2019 was calculated in accordance with FASB ASC Topic 718. The aggregate grant date value of the Performance-Based FFO Units granted on March 5, 2019 was calculated by multiplying the grant date fair value of $42.01 by the number of units granted assuming that the target payout is achieved. The aggregate grant date value of the Performance-Based Relative TSR Units granted on March 5, 2019 was calculated by multiplying the grant date fair value of $54.64 by the number of units granted assuming that the target payout is achieved. The aggregate grant date value of the restricted stock awards granted on March 5, 2019 was calculated by multiplying the closing grant date price of $42.01 by the number of shares of restricted stock granted.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Executive Employment Agreements

        We have entered into employment agreements with each of our named executive officers, which are summarized below.

Williams Employment Agreement

        Mr. Williams' employment agreement provides for an initial term of one year that expired April 3, 2018, with automatic renewal terms of one year each unless either party gives a non-renewal notice within a specified time frame. Under Mr. Williams' employment agreement, Mr. Williams will continue to serve as our Chief Executive Officer and will continue to be nominated for election to and as Chairman of the Board of Directors at each annual meeting of our stockholders.

        Mr. Williams' employment agreement provides for a base salary of not less than $720,000, a bonus opportunity targeted at 125% of base salary (with additional amounts being paid for exceptional performance as determined by the Compensation Committee), five weeks' paid vacation, or the number of days granted to any other executive, whichever is greater, and certain other benefits. In addition, Mr. Williams' employment agreement provides that Mr. Williams will be eligible to receive grants of equity awards, typically subject to three-year time-based vesting, with a target award value of 500% of his base salary. A performance-based component with a different vesting schedule also may be included in the grants of equity awards.

        If we terminate Mr. Williams' employment without "cause" (including our nonrenewal of Mr. Williams' employment agreement upon expiration) or Mr. Williams terminates his employment for "good reason," Mr. Williams will, upon execution of a release reasonably acceptable to us, be eligible to receive the following severance benefits in addition to his "accrued obligations":

  •
  any performance bonus or discretionary bonus that has been earned or declared for a bonus period ending before the termination date that has not yet been paid;

  •
  full vesting of any equity awards;

  •
  two times Mr. Williams' annual salary;

  •
  two times Mr. Williams' annual bonus, calculated based on target bonus assuming all performance goals are fully met; and

  •
  continued coverage of Mr. Williams and his family members under our health insurance plans for two years following termination (or, if the same is not permitted by law or the terms of the plan, reimbursement of the cost of equivalent coverage), subject to reimbursement by Mr. Williams of the cost of such participation by his extended family members.

        However, if any such termination occurs within two years following a "change in control," Mr. Williams will be eligible to receive the following benefits (in lieu of the benefits listed above) in addition to his "accrued obligation":

  •
  any performance or discretionary bonus that has been earned or declared for a bonus period ending before the termination date that has not yet been paid;

  •
  full vesting of any equity awards;

  •
  three times Mr. Williams' annual salary on date of termination or date of change in control, whichever is higher;

  •
  three times Mr. Williams' annual bonus on date of termination or date of change in control, whichever is higher, calculated based on target bonus assuming all performance goals are fully met;

  •
  continued coverage of Mr. Williams and his family members under our health insurance plans for two years following termination (or, if the same is not permitted by law or the terms of the plan, reimbursement of the cost of equivalent coverage), subject to reimbursement by Mr. Williams of the cost of such participation by his extended family members; and

  •
  one year of outplacement services and support.

        In addition, if Mr. Williams' employment is terminated following the death or disability of Mr. Williams, Mr. Williams will be eligible to receive the following benefits, in addition to his "accrued obligations":

  •
  any performance bonus or discretionary bonus that has been earned or declared for a bonus period ending before the termination date that has not yet been paid;

  •
  full vesting of any equity awards;

  •
  one times Mr. Williams' annual salary;

  •
  one times Mr. Williams' annual bonus, calculated based on target bonus assuming all performance goals are fully met; and

  •
  continued coverage of Mr. Williams and his family members under our health insurance plans for two years following termination (or, if the same is not permitted by law or the terms of the plan, reimbursement of the cost of equivalent coverage), subject to reimbursement by Mr. Williams of the cost of such participation by his extended family members.

        In the event we terminate Mr. Williams' employment with "cause" or Mr. Williams terminates his employment without "good reason," we will be obligated to pay Mr. Williams all "accrued obligations" and any performance or discretionary bonus that had been earned or declared for a bonus period ending before the termination date but not yet paid.

        Mr. Williams' employment agreement generally defines:

  •
  "change in control" as (i) any transaction that results in any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than our current stockholders, becoming the beneficial owner (as defined in the Exchange Act), directly or indirectly, of securities representing 30% or more of the then-combined voting power of our then-outstanding voting securities, (ii) individuals who, at the beginning of any 12-month period, constitute the Board of Directors cease for any reason to constitute a majority of the Board of Directors at the end of such 12-month period, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose, (iii) a merger, consolidation or recapitalization other than one following which voting securities prior to the transaction continue to represent more than 70% of our (or surviving entity's) voting securities after the transaction, or (iv) a sale of all or substantially all of our assets in one transaction or a series of transactions over a 12-month period;

  •
  "cause" as Mr. Williams' (i) willful act or omission, other than as a result of death or disability, that causes material harm and represents a breach of his obligation to maintain the Company's confidential information, (ii) conviction and exhaustion of all appeals of, or pleading guilty or nolo contendere to, a crime that constitutes a felony involving dishonesty or moral turpitude, or (iii) willful commission of an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company committed in bad faith or without a reasonable belief that the action was in our best interest;

  •
  "good reason" as (i) the diminution in Mr. Williams' authority, duties or responsibilities, or any adverse change in his title as our Chief Executive Officer or in his title as Chairman of the Board (including failure of Mr. Williams to be elected Chairman of the Board at any annual meeting of stockholders), or failure of the Board to nominate Mr. Williams for election as Chairman of the Board at any annual meeting of stockholders, (ii) movement of Mr. Williams' place of employment by more than fifty miles from Overland Park, Kansas, (iii) any diminution in Mr. Williams' base compensation, as in effect from time to time, (iv) a material breach by the Company of any term of the employment agreement, or (v) the failure of any successor to the Company to assume the agreement; and

  •
  "accrued obligations" as the sum of (i) Mr. Williams' salary through the termination date to the extent not theretofore paid, (ii) the amount of any accrued but unused vacation pay, and (iii) any business expense reimbursements incurred by Mr. Williams as of the termination date and duly submitted for reimbursement.

        Pursuant to Mr. Williams' employment agreement, we provide standard company health insurance to cover Mr. Williams and members of his immediate family (and, if coverage of his immediate family is not permitted by law or the terms of the plan, he will be reimbursed for the cost of equivalent coverage). Also, we are obligated to provide standard company health insurance to cover specified members of Mr. Williams' extended family, provided that Mr. Williams will reimburse us for the cost of such coverage. In addition, we are obligated to provide Mr. Williams with administrative support for both Company and personal matters commensurate with his position, at no cost to Mr. Williams, as well as executive support services applicable to other senior executives. Mr. Williams also may from time to time seek assistance from two of our other employees for personal accounting and financial matters, at no cost to Mr. Williams. To the extent that Mr. Williams utilizes employees other than those described above for matters unrelated to our business, such arrangements will be in accordance with established procedures, including reimbursement of the reasonable value associated with any material use.

        Mr. Williams' employment agreement provides that, during the term and for a period of one year following his termination, Mr. Williams will not (a) directly or indirectly, engage in any business involving the development, construction, acquisition, ownership or operation of data center properties, colocation facilities and/or the provision of cloud or managed services in the United States, whether such business is conducted by Mr. Williams individually or as a principal, partner, member, stockholder, joint venturer, director, trustee, officer, employee, consultant, advisor or independent contractor of any person or (b) own any interests in any data center facilities, colocation facilities or managed service providers in the United States, other than up to five percent of the outstanding shares of any public company. Moreover, Mr. Williams' employment agreement provides that, during the term and for a one-year period following his termination, he will not (a) solicit, induce or encourage any employee (other than clerical employees) or independent contractor to terminate his or her employment with the Company or to cease rendering services to the Company and will not initiate discussions with any person for any such purpose or authorize or knowingly cooperate with other persons taking such action or (b) solicit any of our customers to lease, purchase or otherwise occupy data center space within the United States or encourage customers to reduce their patronage of the Company. In addition, Mr. Williams' employment agreement provides for a confidentiality covenant on the part of Mr. Williams and a covenant that both we and Mr. Williams agree not to talk about or otherwise communicate to any third parties in a malicious, disparaging or defamatory manner regarding the other.

Berson Employment Agreement

        Pursuant to his employment agreement, Mr. Berson serves as Chief Financial Officer. The employment agreement provides for an initial term of two years, that expired April 3, 2019, with automatic renewal terms of two years each unless either party gives a non-renewal notice within a specified time frame. Pursuant to the employment agreement, we pay Mr. Berson a base salary of $375,000, subject to annual review, and a bonus opportunity for threshold performance targeted at 100% of base salary (with additional amounts being paid for exceptional performance as determined by the Compensation Committee), four weeks' paid vacation and certain other benefits. In addition, each of the employment agreements provides that Mr. Berson will be eligible to receive grants of equity awards, typically subject to three-year time-based vesting, with a target award value of 200% of Mr. Berson's respective base salary. A performance-based component with a different vesting schedule also may be included in the grants of equity awards.

        The employment agreement provides that if Mr. Berson's employment is terminated by the Company without "cause" (including nonrenewal by the Company of the agreement upon expiration) or by Mr. Berson for "good reason," Mr. Berson will, upon execution of a release reasonably acceptable to the Company, be eligible to receive the following severance benefits in addition to his "accrued obligations":

  •
  one year of base pay plus the target bonus in effect on the termination date;

  •
  all bonus amounts earned but not yet paid for the year prior to the year in which the termination date occurs;

  •
  full vesting of any equity awards that would otherwise vest during the then-current term of the agreement;

  •
  reimbursement for premiums for 18 months of COBRA coverage if the officer elects COBRA coverage; and

  •
  outplacement services and support for a period of one year.

However, if any such termination occurs within two years following a "change in control," Mr. Berson will be eligible to receive the following benefits (in lieu of the benefits listed above) in addition to his then-accrued obligations (as defined below):

  •
  an amount equal to the sum of (A) two times his base salary in effect on the date of the change in control or the date of the termination, whichever is higher, and (B) two times his annual bonus on date of termination or date of change in control, whichever is higher, calculated based on maximum bonus available assuming all performance goals are fully met;

  •
  reimbursement of the cost of health, disability and accidental death, and dismemberment insurance in an amount not less than that provided at the time of Mr. Berson's termination or, if greater, on the date on which the change in control occurred, until the earlier of (x) the date on which the executive becomes eligible to receive substantially the same or greater benefits from another employer or (y) the second anniversary of the date of the termination; and

  •
  one year of outplacement services and support.

        In addition, if Mr. Berson is terminated following death or disability, Mr. Berson will be eligible to receive all "accrued obligations" and, if not previously vested in full, all equity awards granted to Mr. Berson will fully vest as of the termination date.

        In the event we terminate Mr. Berson for "cause" or Mr. Berson terminates employment without "good reason," we will be obligated to pay Mr. Berson all "accrued obligations."

        The employment agreement for Mr. Berson generally defines:

  •
  "change in control" as (i) any transaction that results in any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than our current stockholders, becoming the beneficial owner (as defined in the Exchange Act), directly or indirectly, of securities representing 25% or more of the then-combined voting power of our then-outstanding voting securities, (ii) individuals who, at the beginning of any 12-month period, constitute the Board cease for any reason to constitute a majority of the Board at the end of such 12-month period, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose, (iii) a merger, consolidation or recapitalization other than one following which voting securities prior to the transaction continue to represent more than 75% of our (or surviving entity's) voting securities after the transaction, or (iv) a sale of all or substantially all of our assets in one transaction or a series of transactions over a 12 month period;

  •
  "cause" as Mr. Berson's (i) conviction of, or pleading guilty or nolo contendere to, a crime involving dishonesty or moral turpitude, (ii) any commission by Mr. Berson of an act of dishonesty, theft, fraud or embezzlement, or (iii) any willful act that has a significant adverse effect on our reputation;

  •
  "good reason" as (i) a material diminution in Mr. Berson's authority, duties or responsibilities, or any significant adverse change in his title, as identified above, (ii) a material diminution in Mr. Berson's base compensation, as in effect from time to time, (iii) movement of Mr. Berson's place of employment more than fifty miles from his assigned location, or (iv) the failure of any successor to the Company to assume the agreement; and

  •
  "accrued obligations" as (i) Mr. Berson's salary through the termination date to the extent not theretofore paid, (ii) the amount of any accrued but unused vacation pay, (iii) any business expense reimbursements incurred by Mr. Berson as of the termination date and duly submitted for reimbursement, and (iv) any performance or discretionary bonus earned or declared for a bonus period ending before the termination date but not yet paid.

        The employment agreement includes a non-compete covenant providing that during the term and for a period of one year following termination, Mr. Berson will not (a) directly or indirectly, engage in any business involving the development, construction, acquisition, ownership or operation of data center properties, colocation facilities and/or the provision of managed or cloud services, whether such business is conducted by Mr. Berson individually or as a principal, partner, member, stockholder, joint venturer, director, trustee, officer, employee, consultant, advisor or independent contractor of any person or (b) own any interests in any data center facilities, colocation facilities or managed or cloud service providers in the United States, other than up to five percent of the outstanding shares of any public company. Moreover, the employment agreement provides that, during the term and for a one-year period following termination, Mr. Berson will not solicit any of our customers for data center space within the United States, encourage any of our customers to reduce their patronage of the Company, solicit or hire, other than clerical employees, any of our current employees or independent contractors (or authorize or knowingly cooperate with other persons taking such action) or former employees or independent contractors who left employment within the prior year, or encourage any of our employees to leave their employment with us. Finally, the employment agreement includes a confidentiality covenant on the part of Mr. Berson and a covenant that both the Company and Mr. Berson agree not to talk about or otherwise communicate to any third parties in a malicious, disparaging or defamatory manner regarding the other.

Goza, Greaves and Bloom Employment Agreements

        In 2017, we also entered into new employment agreements with each of Ms. Goza, Mr. Greaves and Mr. Bloom.

        Pursuant to each of the employment agreements, we pay Ms. Goza and Mr. Bloom an annual base salary of $325,000 and pay Mr. Greaves an annual base salary of $340,000, subject to annual review. Each agreement provides for a bonus opportunity for threshold performance targeted at 60% of

Ms. Goza's base salary, 50% of the base salary of Mr. Bloom and 50% of the base salary of Mr. Greaves. Each executive also is entitled to four weeks' paid vacation.

        The employment agreements for Ms. Goza and Messrs. Greaves and Bloom provide for an initial two-year term that expired on April 3, 2019 with automatic renewal terms of two years, unless either party gives a non-renewal notice within a specified time frame. The agreements further provide that, upon termination of the employment agreements, other than as a result of a termination for "cause" or a resignation without "good reason," as those terms are defined in each employment agreement, Ms. Goza and Messrs. Greaves and Bloom will each, upon execution of a release acceptable to us, be eligible to receive the following benefits in addition to his or her then-accrued obligations (as defined below):

  •
  one year of base pay plus the target bonus in effect on the termination date;

  •
  all bonus amounts earned but not yet paid for the year prior to the year in which the termination date occurs;

  •
  full vesting of any equity awards that would otherwise vest during the then-current term of the agreement;

  •
  reimbursement for premiums for 18 months of COBRA coverage if the executive elects COBRA coverage; and

  •
  outplacement services and support for a period of one year.

However, if any such termination occurs within two years following a "change in control," Ms. Goza and Messrs. Greaves and Bloom will each be eligible to receive the following benefits (in lieu of the benefits listed above) in addition to his or her "accrued obligations":

  •
  an amount equal to the sum of (A) two times the base salary in effect on the date of the change in control or the date of the termination, whichever is higher, and (B) two times his or her annual bonus on date of termination or date of change in control, whichever is higher, calculated based on maximum bonus available assuming all performance goals are fully met;

  •
  reimbursement of the cost of health, disability and accidental death, and dismemberment insurance in an amount not less than that provided at the time of Ms. Goza's and Messrs. Greaves' and Bloom's termination or, if greater, on the date on which the change in control occurred, until the earlier of (x) the date on which Ms. Goza and Messrs. Greaves and Bloom becomes eligible to receive substantially the same or greater benefits from another employer or (y) the second anniversary of the date of the termination; and

  •
  one year of outplacement services and support.

        The employment agreements further provide that if Ms. Goza or Messrs. Greaves or Bloom is terminated following death or disability, they will be eligible to receive all "accrued obligations" and, if not previously vested in full, all equity awards granted to them will fully vest as of the termination date.

        In the event we terminate Ms. Goza or Messrs. Greaves or Bloom for "cause" or Ms. Goza or Messrs. Greaves or Bloom terminate their employment without "good reason," we will be obligated to pay Ms. Goza and Messrs. Greaves and Bloom all "accrued obligations." The employment agreements generally define "change in control," "cause", "good reason" and "accrued obligations" as defined in the employment agreement with Mr. Berson. In addition, the employment agreements with each of Ms. Goza and Messrs. Greaves and Bloom also include non-compete and confidentiality covenants that are substantially the same as in the employment agreement with Mr. Berson.

Equity Incentive Plans—Vesting and Change in Control

        We and our predecessor have granted equity awards to our directors and executive officers under two equity incentive plans—the 2013 Plan and the 2010 Plan.

2013 Plan

        Prior to the completion of our initial public offering, the Board of Directors adopted, and our stockholders approved, the 2013 Plan for future grants of equity awards to our non-employee directors, executive officers and other key employees and service providers, including officers and employees of our affiliates. All grants of restricted stock, stock options and performance-based restricted stock units to our named executive officers and directors have been made under the 2013 Plan.

        Under the 2013 Plan, if we experience a change in control in which outstanding options, share appreciation rights, restricted shares, share units, performance shares, performance units or other equity-based awards will not be assumed or continued by the surviving entity, then, except as otherwise provided in the applicable award agreement, or any other agreement between us and the grantee: (i) with the exception of any performance share or performance units, all restricted shares will vest, and all share units and dividend equivalent rights will vest and the underlying shares will be delivered immediately before the change in control, (ii) at the board of directors' discretion either or both of the following actions will be taken: (A) all options and share appreciation rights will become exercisable five days before the change in control and terminate upon the consummation of the change in control, or (B) all options, share appreciation rights, restricted shares and share units will be canceled in connection with the change in control for a payment equal to the price per share paid to holders of shares of common stock in the change in control transaction less, in the case, of options or share appreciation rights, the option exercise price or share appreciation right exercise price per share; provided that, in the event the option exercise price or share appreciation right exercise price of an award exceeds the price per share paid to stockholders in the change in control, such options and share appreciation rights may be terminated for no consideration, and (iii) in the case of performance shares and performance units, (A) if more than half of the performance period has lapsed, the performance shares will be converted into restricted shares based on actual performance to date or (B) if less than half of the performance period has lapsed, or if actual performance is not determinable, the performance shares will be converted into restricted shares assuming target performance has been achieved.

        The treatment of the Performance-Based FFO Units and Performance-Based Relative TSR Units upon a change in control is set forth in the applicable award agreements, as follows:

  •
  Performance-Based FFO Units.  If the Performance-Based FFO Units are not assumed or substituted for in connection with any change in control, the target number of Performance-Based FFO Units awarded (as provided in the applicable award agreement, the "Target PSUs")) will become immediately fully vested. If a change in control occurs prior to December 31, 2020, in which the Performance-Based FFO Units are assumed, or restricted securities of equivalent value are substituted for the awards, then the awards will no longer be subject to the applicable performance conditions, and two-thirds of the Target PSUs will become vested as of December 31, 2020, and one-third of the Target PSUs will become vested on the third anniversary of the grant date, subject to continued employment through each vesting date; provided that, in the event we terminate the grantee without "cause," the grantee terminates with "good reason" or the grantee's employment terminates due to death or disability, in each case, within the 12-month period following the consummation of the change in control, all remaining unvested Performance-Based FFO Units will become fully vested.

  •
  Performance-Based Relative TSR Units.  In the event of a change in control, the performance period for the Performance-Based Relative TSR Units will end as of the effective date of the change in control, and the performance of our TSR as compared to the MSCI U.S. REIT Index measured as of the effective of the change in control will determine the number of Performance-Based Relative TSR Units that becomes earned over such period (such number, the "Earned PSUs"); provided, however, in the case of our Chief Executive Officer, the Earned PSUs will equal the greater of the number of Performance-Based Relative TSR Units determined in accordance with the preceding sentence and the target number of Performance-Based Relative TSR Units set forth in his applicable award agreement. If the Earned PSUs are not assumed or substituted for in the change in control, then the Earned PSUs will become immediately vested as of the change in control. However, if the Earned PSUs are assumed, then the Earned PSUs are eligible to vest on December 31, 2021 subject to continued employment through such date; provided that, in the event we terminate the grantee without "cause," the grantee terminates with "good reason" or the grantee's employment terminates due to death or disability, in each case, within the 12-month period following the consummation of the change in control, vesting will be fully accelerated.

        In summary, a change in control under the 2013 Plan occurs if:

  •
  a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;

  •
  we experience a merger or consolidation with any other entity or we approve the issuance of voting securities in connection with a merger or consolidation other than (i) a merger or consolidation which would result in our voting securities continuing to represent at least 50.1% of the combined voting power of our voting securities or any surviving or parent entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement our recapitalization in which no person, entity or affiliated group becomes the beneficial owner of our securities representing 50% or more of the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities;

  •
  we consummate a sale of all or substantially all of our assets; or

  •
  during the period of any twelve consecutive months, individuals who, at the beginning of such period, constitute the Board of Directors cease for any reason to constitute a majority of Board of Directors, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose.

2010 Plan

        The 2010 Plan was approved in May 2010 by the board of directors of the Operating Partnership's then-general partner for the purpose of granting awards of unit options, restricted units and profits interests in our Operating Partnership to employees, directors and other service providers of our Operating Partnership. Since the adoption of our 2013 Plan in connection with our initial public offering we have not, and we will not, make any further awards under the 2010 Plan. The only awards that remain outstanding under the 2010 Plan as of December 31, 2019 consist of 82,310 Class O LTIP units held by our directors and employees, which as of December 31, 2019 were fully vested.

LTIP Units

        LTIP units are a special class of limited partnership units in our Operating Partnership that are structured to qualify as "profits interests" for tax purposes, with the result that at issuance they have no capital account in our Operating Partnership. Any LTIP units issued by our Operating Partnership may be subjected to vesting requirements as determined by our Compensation Committee. When vested, LTIP units are convertible by the holder into OP units on the terms set forth in our Operating Partnership's partnership agreement. Our Operating Partnership currently has authorized and outstanding one class of LTIP units—Class O LTIP units. All previously issued RS LTIP units have vested and automatically converted into OP Units.

        Class O LTIP units do not participate in quarterly per unit profit distributions (although Class O LTIP units are entitled to tax distributions equal to the lesser of (i) the amount we determine to be adequate to satisfy tax liabilities resulting from any taxable income allocation, or (ii) the distribution per OP unit for the year in question). Initially, each Class O LTIP unit will have a capital account of zero and, therefore, the holder of the Class O LTIP unit would receive nothing if our Operating Partnership were liquidated immediately after the Class O LTIP unit is awarded. However, our Operating Partnership's partnership agreement requires that "book gain" or economic appreciation in our assets realized by our Operating Partnership, whether as a result of an actual asset sale or upon the revaluation of our assets, as permitted by applicable Treasury Regulations, be allocated to the Class O LTIP units (after allocations to the Class RS LTIP units and together with the OP units) until the capital account per Class O LTIP unit is equal to the excess of the capital account per OP unit over the amount of such capital account on the date of issuance of the Class O LTIP unit. Each Class O LTIP unit is convertible into OP units by our Operating Partnership at any time or by the holder at any time following full vesting (if such unit is subject to vesting), and upon equalization of the capital account of a Class O LTIP unit (and full vesting of the Class O LTIP unit, if such unit is subject to vesting), the Class O LTIP unit generally will be convertible into a number of OP units equal to (i) the Class O LTIP unit's capital account divided by (ii) the capital account balance of an OP unit (i.e., in a manner similar to a typical stock appreciation right), subject to certain exceptions and adjustments. There is a risk that a Class O LTIP unit will never become convertible into such amount of OP units because of insufficient gain realization to equalize capital accounts, and, therefore, the value that a holder will realize for a given number of vested Class O LTIP units may be zero or less than the value of an equal number of shares of our common stock.

Outstanding Equity Awards at Fiscal Year-End December 31, 2019

        The following table sets forth the outstanding equity awards for each named executive officer as of December 31, 2019.

		Option/Class O LTIP Unit Awards						Stock Awards
Name and Position	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable/ Number of Units Convertible		Number of Securities Underlying Unexercised Options Unexercisable/ Number of Units Not Convertible		Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested		Market Value of Shares That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Chad L. Williams	3/5/2019	—		—		—	—	—		—	19,115	(2)	$1,037,371
Chairman, President	3/5/2019	—		—		—	—	—		—	76,460	(3)	$4,149,484
and Chief Executive	3/5/2019	—		—		—	—	52,369	(4)	$2,842,066	—		—
Officer	3/7/2018	—		—		—	—	27,651	(5)	$1,500,620	—		—
	3/7/2018	94,869	(6)	47,789	(6)	$34.03	3/7/2028	—		—	—		—
	3/7/2018	—		200,000	(7)	$34.03	3/7/2028	—		—	—		—
	3/7/2017	231,467	(8)	—		$50.66	3/7/2027	—		—	—		—
	3/2/2016	46,546	(9)	—		$45.78	3/2/2026	—		—	—		—
	2/27/2015	25,782	(10)	—		$35.81	2/27/2025	—		—	—		—
	10/15/2013	2,442	(11)	—		$21.00	10/15/2023	—		—	—		—
Jeff Berson	3/5/2019	—		—		—	—	—		—	6,517	(2)	$353,650
Chief Financial	3/5/2019	—		—		—	—	—		—	26,066	(3)	$1,414,602
Officer	3/5/2019	—		—		—	—	26,780	(4)	$1,453,351	—		—
	3/7/2018	—		—		—	—	7,855	(5)	$426,291	—		—
	3/7/2018	25,583	(6)	11,882	(6)	$34.03	3/7/2028	—		—	—		—
	3/7/2018	—		26,590	(7)		3/7/2028	—		—	—		—
	2/2/2018	—		—		—	—	3,495	(12)	$189,674	—		—
	3/7/2017	34,507	(8)			$50.66	3/7/2027	—		—	—		—
	3/2/2016	24,448	(9)	—		$45.78	3/2/2026	—		—	—		—
	2/27/2015	20,313	(10)	—		$35.81	2/27/2025	—		—	—		—
	10/15/2013	23,082	(11)	—		$21.00	10/15/2023	—		—	—		—
Shirley E. Goza	3/5/2019	—		—		—	—	—		—	2,028	(2)	$110,060
General Counsel,	3/5/2019	—		—		—	—	—		—	8,112	(3)	$440,238
Vice President and	3/5/2019	—		—		—	—	8,334	(4)	$452,286	—		—
General Counsel	3/7/2018	—		—		—	—	2,947	(5)	$159,934	—		—
	3/7/2018	8,424	(6)	4,242	(6)	$34.03	3/7/2028	—		—	—		—
	3/7/2018	—		13,295	(7)	$34.03	3/7/2028	—		—	—		—
	2/2/2018	—		—		—	—	3,495	(12)	$189,674	—		—
	3/7/2017	13,489	(8)			$50.66	3/7/2027	—		—	—		—
	3/2/2016	11,058	(9)	—		$45.78	3/2/2026	—		—	—		—
	2/27/2015	6,317	(10)	—		$35.81	2/27/2025	—		—	—		—
	10/15/2013	6,659	(11)	—		$21.00	10/15/2023	—		—	—		—
Jon Greaves	3/5/2019	—		—		—	—	—		—	3,259	(2)	$176,839
Chief Technology	3/5/2019	—		—		—	—	—		—	13,034	(3)	$707,355
Officer	3/5/2019	—		—		—	—	13,390	(4)	$726,675	—		—
	3/7/2018	—		—		—	—	5,610	(5)	$304,455	—		—
	3/7/2018	16,848	(6)	8,484	(6)	$34.03	3/7/2028	—		—	—		—
	3/7/2018	—		26,590	(7)	$34.03	3/7/2028	—		—	—		—
	3/7/2017	24,131	(8)			$50.66	3/7/2027	—		—	—		—
	4/1/2016	—		—		—	—	2,638	(13)	$143,164	—		—
Steven Bloom	3/5/2019	—		—		—	—	—		—	1,970	(2)	$106,885
Chief People Officer	3/5/2019	—		—		—	—	—		—	7,878	(3)	$427,539
	3/5/2019	—		—		—	—	8,094	(4)	$439,261	—		—
	3/7/2018	—		—		—	—	5,762	(5)	$312,704	—		—
	3/7/2018	8,424	(6)	4,242	(6)	$34.03	3/7/2028	—		—	—		—
	3/7/2018	—		26,590	(7)	$34.03	3/7/2028	—		—	—		—
	3/7/2017	7,239	(8)	—		$50.66	3/7/2027	—		—	—		—

(1)
The market value of unvested shares is calculated by multiplying the number of unvested shares of Class A common stock held by the applicable named executive officer by the closing price of our Class A common stock on December 31, 2019, which was $54.27.

(2)
The performance period of these Performance-Based FFO Units is the period commencing on January 1, 2019 and ending on December 31, 2020. To the extent the Compensation Committee certifies a positive number of earned Performance-Based FFO Units, then the earned Performance-Based FFO Units shall vest: (a) as to two-thirds of the earned Performance-Based FFO Units, at the end of the performance period, and (b) as to one-third of the earned Performance-Based FFO Units, on the third anniversary of the grant date, subject to continued service through each applicable vesting date.

(3)
The performance period of these Performance-Based Relative TSR Units is the period commencing on January 1, 2019 and ending on December 31, 2021. To the extent the Compensation Committee certifies a positive number of earned Performance-Based Relative TSR Units, such earned Performance-Based Relative TSR Units shall vest at the end of the performance period, subject to continued service through such date.

(4)
Amount represents restricted shares of Class A common stock granted on March 5, 2019. These shares vest as 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee as of each vesting date.

(5)
Amount represents restricted shares of Class A common stock granted on March 7, 2018. These shares vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(6)
Amount represents options to purchase Class A common stock granted on March 7, 2018. These shares vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(7)
Amount represents options to purchase Class A common stock granted on March 7, 2018. These shares vest 100% on the second anniversary of the date of grant, subject to continued service as an employee.

(8)
Amount represents options to purchase Class A common stock granted on March 7, 2017. These options vested 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(9)
Amount represents options to purchase Class A common stock granted on March 2, 2016. These options vested 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(10)
Amount represents options to purchase Class A common stock granted on February 27, 2015. These options vested 25% on the first anniversary of the date of grant and 6.25% on each quarter-end thereafter, subject to continued service as an employee.

(11)
Amount represents options to purchase Class A common stock granted concurrently with our initial public offering. These options vested 25% on the first anniversary of the date of grant and 6.25% on each quarter-end thereafter, subject to continued service as an employee.

(12)
Amount represents restricted shares of Class A common stock granted on February 2, 2018. These shares vested 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(13)
Amount represents restricted shares of Class A common stock granted on April 1, 2016. These shares vest 25% on each anniversary of the date of grant, subject to continued service as an employee.

2019 Option Exercises and Stock Vested

        The following table sets forth the number of shares of restricted stock and Class O LTIP units that vested for each of our named executive officers during 2019 and the value realized by these officers upon such vesting.

	Option Awards		Stock Awards			Class O LTIPS
Name and Position	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares of Stock Acquired on Vesting		Value Realized on Vesting(1)	Number of OP Units Acquired on Exercise	Value Realized on Exercise
Chad L. Williams	—	—	70,742	(2)	$3,372,689	—	—
Chairman, President and Chief Executive Officer
Jeffrey H. Berson	—	—	29,625	(3)	$1,374,690	—	—
Chief Financial Officer
Shirley E. Goza	—	—	15,557	(3)	$719,425	—	—
General Counsel, Vice President and Secretary
Jon Greaves	—	—	18,896	(4)	$876,576	—	—
Chief Technology Officer
Steven Bloom	—	—	13,160	(5)	$603,757	—	—
Chief People Officer

(1)
The value realized upon vesting is calculated by multiplying the number of shares vested on each vesting date by the market value of our common stock on such date, which is assumed to be the per share closing price on the NYSE as of such date.

(2)
Consists of (i) restricted shares of Class A common stock granted on March 7, 2017, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee and (ii) restricted shares of Class A common stock granted March 7, 2018, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(3)
Consists of (i) restricted shares of Class A common stock granted on March 7, 2017, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee, (ii) restricted shares of Class A common stock granted on February 2, 2018, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as employee and (iii) restricted shares of Class A common stock granted on March 7, 2018, which vest

  33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(4)
Consists of (i) restricted shares of Class A common stock granted on April 1, 2016, which vest 25% on each anniversary of the date of grant, subject to continued service as an employee, (ii) restricted shares of Class A common stock granted on March 7, 2017, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee and (iii) restricted shares of Class A common stock granted on March 7, 2018, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(5)
Consists of (i) restricted shares of Class A common stock granted on October 3, 2016, which vest 33% on October 2, 2017 and 8.375% on each quarter-end thereafter, subject to continued service as an employee, (ii) restricted shares of Class A common stock granted on March 7, 2017, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee and (iii) restricted shares of Class A common stock granted March 7, 2018, which vest 33% on the first anniversary of the date of grant and 8.375% and on each quarter-end thereafter, subject to continued service as an employee.

Potential Payments upon Termination or Change in Control

        The compensation payable to our named executive officers upon the following occurrences is set forth above in the sections entitled "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Executive Employment Agreements" and "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Equity Incentive Plans—Vesting and Change in Control":

  •
  voluntary termination by the executive for good reason (including following changes in control);

  •
  termination by us without cause (including following changes in control);

  •
  termination in the event of permanent disability or death of the executive; and

  •
  a change in control without a corresponding termination.

        The compensation payable to our named executive officers upon such terminations or change in control will be paid in a single lump sum. The other benefits will be conditioned upon the executive's continued compliance with the non-competition, non-solicitation, confidentiality and other covenants contained in the employment agreement. All of the foregoing benefits payable upon termination are conditioned upon the executive's execution of a general release of claims.

        The following table summarizes the cash payments and estimated equivalent cash value of equity awards that would have been provided to our named executive officers under various scenarios involving a termination of employment or upon a change in control without a termination. The amounts disclosed assume the named executive officer's termination under the various scenarios, or, as applicable, the change in control, occurred on December 31, 2019.

	Termination			No Termination
Name	Without Cause/For Good Reason(1)	Without Cause/ For Good Reason following a Change in Control(2)	Death/ Disability(3)	Change in Control(4)
Chad L. Williams	$16,789,818	$19,339,745	$15,169,818	$14,427,346
Jeffrey H. Berson	$4,424,887	$6,060,574	$3,682,767	$4,576,203
Shirley E. Goza	$1,970,934	$2,738,396	$1,448,815	$1,694,680
Jon D. Greaves	$2,903,727	$4,024,017	$2,261,607	$2,748,365
Steven C. Bloom	$2,139,671	$2,876,744	$1,647,551	$1,898,328

(1)
Amounts reflect, in the case of our Chief Executive Officer, that the Performance-Based FFO Units and Performance-Based Relative TSR Units will vest in full upon the applicable termination of employment. For our other named executive officers, amounts reflect the value of the Performance-Based FFO Units and Performance-Based Relative TSR Units that the named executive officer will remain eligible to vest in, assuming that the applicable performance metric is achieved at target level and pro-rated based on the number of days of employment in the performance period.

(2)
Amounts assume that equity awards under the 2013 Plan are not assumed or continued by the surviving entity in the change in control and, therefore, that such awards vest in full upon the change in control. In the case of the Performance-Based Relative TSR Units, the number of Performance-Based Relative TSR Units that vest reflects that 144% of the target award would be earned if performance is measured over a performance period ending on December 31, 2019.

(3)
Amounts reflect, in the case of our Chief Executive Officer, that the Performance-Based FFO Units and Performance-Based Relative TSR Units will vest in full upon termination due to death or disability. For our other named executive officers, amounts represent the value of the Performance-Based FFO Units and Performance-Based Relative TSR Units that the named executive officer (or, in the case of death, his or her beneficiary) will remain eligible to vest in, assuming that the applicable performance metric is achieved at target level and pro-rated based on the number of days of employment in the performance period.

(4)
Consists solely of acceleration of equity awards. Amounts assume that equity awards under the 2013 Plan are not assumed or continued by the surviving entity in the change in control and, therefore, that such awards vest in full upon the change in control. With respect to the Performance-Based Relative TSR Units, amounts reflect that 144% of the target award would be earned if performance is measured over a performance period ending on December 31, 2019.

Equity Compensation Plan Information

        The following table sets forth certain information, as of December 31, 2019, concerning shares of our Class A common stock authorized for issuance under our equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders	1,934,838	$37.11	1,920,725
Equity compensation plans not approved by stockholders(1)	—	$—	—
Total equity compensation plans(2)	1,934,838	$37.11	1,920,725

(1)
Our Operating Partnership's 2010 Plan was approved in May 2010 by the board of directors of our Operating Partnership's then-general partner. Since the adoption of our 2013 Plan in connection with our initial public offering we have not made, and we will not make, any further awards under the 2010 Plan. The only awards that remained outstanding under the 2010 Plan as of December 31, 2019 consisted of 82,310 Class O LTIP units, all of which vested, held by our directors, executive officers and employees. As of December 31, 2019, these LTIP units were convertible into 41,886 OP units.

(2)
This amount consists of options to purchase 1,713,457 shares of Class A common stock granted to certain of our directors and executive officers and options to purchase 221,381 shares of Class A common stock granted to certain non-executive officer employees. It does not include 387,750 outstanding shares of restricted stock granted to certain directors, executive officers and non-executive officer employees and outstanding as of December 31, 2019.

Chief Executive Officer Pay Ratio

        Presented below is the ratio of annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer). The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.

        In identifying our median employee, we calculated the target annual total cash compensation of each employee as of October 31, 2019. Target total cash compensation for these purposes included base salary, cash incentives and commissions, and was calculated using internal human resources records. We did not apply any cost-of-living adjustments as part of the calculation.

        We selected the median employee based on the 601 full-time, part-time, leave of absence, exempt and non-exempt employees who were employed as of October 31, 2019. As of October 2019, we did not have any non-U.S. employees.

        The 2019 annual total compensation as determined under Item 402 of Regulation S-K for our Chief Executive Officer was $7,708,184. The 2019 annual total compensation as determined under Item 402 of Regulation S-K for our median employee was $100,774 The ratio of our Chief Executive Officer's annual total compensation to our median employee's total compensation for fiscal year 2019 is 76.49 to 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 9, 2020 (the record date for the Annual Meeting) regarding the beneficial ownership of our common stock, OP units and LTIP units by (1) each of our directors, (2) each of our named executive officers, (3) all of our directors and executive officers as a group and (4) each holder of five percent or more of our common stock. The extent to which a person holds OP units or LTIP units as opposed to common stock is described in the footnotes below.

        The SEC has defined "beneficial ownership" of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, common stock subject to options or other rights (as set forth above) held by that person that are currently exercisable or will become exercisable within 60 days thereafter are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Each person named in the table has sole voting and investment power with respect to all of the common stock, OP units and LTIP units shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below. "OP units" refer to the common units of limited partnership interest in our Operating Partnership. "LTIP Units" refer to our Operating Partnership's Class O LTIP units. When vested, LTIP units are convertible by the holder into OP units on the terms set forth in our Operating Partnership's partnership agreement. OP units are redeemable for cash or, at our election, shares of our Class A common stock on a one-for-one basis.

        Unless otherwise indicated, the address of each named person is c/o QTS Realty Trust, Inc., 12851 Foster Street, Overland Park, Kansas 66213. To our knowledge, no shares beneficially owned by any executive officer or director have been pledged as security.

Beneficial Owner	Number of Shares and OP Units	Percentage of All Shares(1)	Percentage of All Shares and OP Units(2)
Directors and Executive Officers
Chad L. Williams(3)	7,471,623	12.9%	11.6%
Jeffrey H. Berson(4)	240,029	*	*
Shirley E. Goza(5)	77,291	*	*
Jon D. Greaves(6)	106,311	*	*
Steven C. Bloom(7)	78,071	*	*
John W. Barter(8)	123,268	*	*
William O. Grabe(9)	183,812	*	*
Catherine R. Kinney(10)	113,881	*	*
Peter A. Marino(11)	150,796	*	*
Scott D. Miller(12)	109,343	*	*
Mazen Rawashdeh(13)	18,334	*	*
Wayne M. Rehberger(14)	13,685	*	*
Philip P. Trahanas(15)	173,131	*	*
Stephen E. Westhead(16)	55,090	*	*
All directors and executive officers as a group (15 persons)	8,963,802	15.5%	13.9%
Other 5% Stockholders
The Vanguard Group(17)	8,409,451	14.5%	13%
BlackRock, Inc.(18)	6,810,929	11.8%	10.6%

*
Less than 1.0%

(1)
Assumes a total of 57,838,233 shares of Class A common stock and 128,408 shares of Class B common stock are outstanding. In addition, amounts for individuals and directors and executive officers as a group assume that the "in the money" value of Class O LTIP units that are vested or will be vested within 60 days are converted into OP units and all OP units held by such persons are exchanged for our common stock. The total number of shares of common stock outstanding used in calculating this percentage assumes that none of the OP units or LTIP units held by other persons are exchanged for our common stock.

(2)
Assumes a total of 57,838,233 shares of Class A common stock, 128,408 shares of Class B common stock and 6,666,396 OP units are outstanding, in addition to each individual's OP units that would be received upon conversion of vested Class O LTIP units or Class O LTIP Units that will be vested within 60 days.

(3)
Consists of 326,160 shares of Class A common stock, 112,001 restricted shares of Class A common stock, 128,408 shares of Class B common stock, 613,054 options to purchase Class A common stock exercisable within 60 days and 6,292,000 OP units (985,000 of which are held in various family trusts of which Mr. Williams is the trustee).

(4)
Consists of 28,202 shares of Class A common stock, 56,334 restricted shares of Class A common stock and 155,493 options to purchase Class A common stock exercisable within 60 days.

(5)
Consists of 6,515 shares of Class A common stock, 21,873 restricted shares of Class A common stock and 38,903 options to purchase Class A common stock exercisable within 60 days, and 10,000 OP units.

(6)
Consists of 7,647 shares of Class A common stock, 28,973 restricted shares of Class A common stock and 69,691 options to purchase Class A common stock exercisable within 60 days.

(7)
Consists of 14,540 shares of Class A common stock, 20,217 restricted shares of Class A common stock and 43,314 options to purchase Class A common stock exercisable within 60 days.

(8)
Consists of 9,934 shares of Class A common stock, 1,408 restricted shares of Class A common stock, 100,926 options to purchase Class A common stock exercisable within 60 days and 11,000 OP units.

(9)
Consists of 9,471 shares of Class A common stock, 1,408 restricted shares of Class A Common stock, 114,493 options to purchase Class A common stock exercisable within 60 days and 58,440 OP units. 7,646 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(10)
Consists of 14,782 shares of Class A common stock, 93,964 options to purchase Class A common stock exercisable within 60 days and 5,135 OP units. 8,084 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(11)
Consists of 14,758.197 shares of Class A common stock, 1,408 restricted shares of Class A common stock and 120,630 options to purchase Class A common stock exercisable within 60 days and 14,000 OP units.

(12)
Consists of 12,903 shares of Class A common stock, 91,479 options to purchase Class A common stock exercisable within 60 days and 4,961 OP units that would be received upon conversion of Class O LTIP Units. 7,859 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(13)
Consists of 2,797 restricted shares of Class A common stock and 15,537 options to purchase Class A common stock exercisable within 60 days.

(14)
Consists of 1,100 shares of Class A common stock, 1,946 restricted shares of Class A common stock and 10,639 options to purchase Class A common stock exercisable within 60 days.

(15)
Consists of 15,633 shares of Class A common stock, 139,686 options to purchase Class A common stock exercisable within 60 days and 17,812 OP units that would be received upon conversion of Class O LTIP units. 9,539 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(16)
Consists of 6,919 shares of Class A common stock and 48,171 options to purchase Class A common stock exercisable within 60 days. All 6,919 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(17)
Based on Information provided in a Schedule 13G/A filed on February 11, 2020 by The Vanguard Group ("Vanguard"). According to the Schedule 13G/A, Vanguard beneficially owns 8,409,451 shares and has sole voting power with respect to 180,703 of such shares, shared voting power with respect to 71,290 of such shares, sole dispositive power with respect to 8,224,385 of such shares and shared dispositive power with respect to 185,066 of such shares; Vanguard Fiduciary Trust Company ("VFTC") beneficially owns 113,776 shares as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd. ("VIA") beneficially owns 138,217 shares as a result of its serving as investment manager of Australian investment offerings. According to the Schedule 13G/A, VFTC and VIA are wholly owned subsidiaries of Vanguard. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(18)
Based on Information provided in a Schedule 13G/A filed on February 10, 2020 that indicated that BlackRock, Inc. ("BlackRock") is a parent holding company or control person that beneficially owns 6,810,929 shares and has the sole voting power with respect to 6,540,767 of such shares and the sole dispositive power with respect to all of such shares. The Schedule 13G/A further indicated that the following subsidiaries of Blackrock acquired the shares reported on the Schedule 13G/A: BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC and BlackRock Japan Co Ltd. The address of BlackRock is 55 East 52nd Street, New York, New York 10055.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Tax Protection Agreement

        Upon completion of our initial public offering in October 2013, we entered into a tax protection agreement with Chad L. Williams, our Chairman, President and Chief Executive Officer, and his affiliates and family members who own OP units pursuant to which we agreed to indemnify them against certain tax liabilities resulting from: (1) the sale, exchange, transfer, conveyance or other disposition of our Atlanta-Metro, Atlanta-Suwanee or Santa Clara data centers in a taxable transaction prior to January 1, 2026, referred to as the protected period; (2) causing or permitting any transaction that results in the disposition by Mr. Williams or his affiliates and family members who own OP units of all or any portion of their interests in the our Operating Partnership in a taxable transaction during the protected period; or (3) our failure prior to the expiration of the protected period to maintain approximately $175 million of indebtedness that would be allocable to Mr. Williams and his affiliates for tax purposes or, alternatively, failing to offer Mr. Williams and his affiliates and family members who own OP units the opportunity to guarantee specific types of our Operating Partnership's indebtedness in order to enable them to continue to defer certain tax liabilities.

Partnership Agreement

        Concurrently with the completion of our initial public offering in October 2013, we entered into an amended and restated operating partnership agreement with the limited partners in our Operating Partnership. As of March 9, 2020 (the Record Date for the Annual Meeting) limited partners in our Operating Partnership (other than us) owned approximately 11.5% of our Operating Partnership. Pursuant to the operating partnership agreement, holders of OP units have the right beginning on the date that is the later of (1) November 1, 2014 (which was 12 months from the beginning of the first full calendar month following the completion of our initial public offering) and (2) the date of issuance of the OP units to require our Operating Partnership to redeem all or part of their OP units for cash equal to the then-current market value of an equal number of shares of our Class A common stock (determined in accordance with and subject to adjustment under the partnership agreement), or, at our election, to exchange their OP units for shares of our Class A common stock on a one-for-one basis subject to certain adjustments and the restrictions on ownership and transfer of our stock set forth in our charter. Additionally, pursuant to our operating partnership agreement, holders of vested Class O LTIP units may convert their units into a certain number of OP units in accordance with their terms. The limited partners in our Operating Partnership who held OP units received registration rights with respect to the shares of our Class A common stock that may be issued to them upon the exchange of their OP units, see "—Limited Partners' Registration Rights Agreement" below.

Limited Partners' Registration Rights Agreement

        Upon completion of our initial public offering in October 2013, we entered into a registration rights agreement with the limited partners in our Operating Partnership, including certain of our directors and executive officers. As required by the registration rights agreement, we filed a registration statement covering the issuance to the limited partners of shares of our Class A common stock upon redemption of their OP units (collectively, the "registrable shares"). The registration statement was declared effective on November 25, 2014.

        We also agreed to indemnify the persons receiving rights against specified liabilities, including certain potential liabilities arising under the Securities Act of 1933, as amended, or the Exchange Act, or to contribute to the expenses incurred or the payments such persons may be required to make in respect thereof. We agreed to pay all of the expenses relating to the registration and any underwritten offerings of such securities, including, without limitation, all registration, listing, filing and stock exchange or FINRA fees, all fees and expenses of complying with securities or "blue sky" laws, all printing expenses, all fees of counsel and independent public accountants retained by us and the cost of any liability insurance or other premiums for insurance obtained in connection with any shelf registration statement pursuant to the registration rights agreement. The holder will be responsible for underwriting discounts and commissions, any out-of-pocket expenses (including disbursements of such holder's counsel, accountants and other advisors) and any transfer taxes related to the sale or disposition of the shares.

Mr. Williams' Registration Rights Agreements

        Chad L. Williams, our Chairman, President and Chief Executive Officer, is a party to an amended and restated registration rights agreement. Under the registration rights agreement, beginning 180 days after the completion of our initial public offering, Mr. Williams has a demand right to require us to file a new registration statement and prospectus providing for the sale of some or all of his shares, provided that (i) unless he is registering all of his shares, the shares to be registered in any registration must have an aggregate offering price of at least $5 million, (ii) he may make only four such demands, and (iii) we are not required to effect more than two such demands in any 12 month period. Mr. Williams may require us to use our reasonable best efforts to cause any such demand registration to be in the form of an underwritten offering. We may satisfy this obligation by causing the requested shares to be included as part of an existing shelf registration statement that we then have on file with (and that has been declared effective by) the SEC. In addition to the foregoing, if we file a registration statement with respect to an offering for our own account or on behalf of a holder of our common stock, Mr. Williams will have the right, subject to certain limitations, to register such number of registrable shares held by him as he requests. With respect to underwritten offerings, we will not be required to include any of Mr. Williams' shares in the offering unless he accepts the terms of the offering as agreed between us and the underwriter, and then only in such amount as the underwriter believes will not jeopardize the success of the offering.

        The registration rights agreement also provides Mr. Williams registration rights similar to those under the limited partner registration rights agreement described above, in that we are required to file a registration statement covering the issuance to Mr. Williams of our Class A common stock upon redemption of his OP units.

        We have filed with the SEC a registration statement to satisfy our obligations under this and the limited partners' registration rights agreements. The registration statement was declared effective by the SEC on November 25, 2014.

        We also agreed in the registration right agreement to indemnify Mr. Williams against specified liabilities, including certain potential liabilities arising under the Securities Act of 1933, as amended, or the Exchange Act, or to contribute to the expenses incurred or the payments Mr. Williams may be required to make in respect thereof. We agreed to pay all of the expenses relating to the registration and any underwritten offerings of such securities, including, without limitation, all registration, listing, filing and stock exchange or FINRA fees, all fees and expenses of complying with securities or "blue sky" laws, all printing expenses, all fees of counsel and independent public accountants retained by us and the cost of any liability insurance or other premiums for insurance obtained in connection with any shelf registration statement pursuant to the registration rights agreement. The holder will be responsible for underwriting discounts and commissions, any out-of-pocket expenses (including disbursements of such holder's counsel, accountants and other advisors) and any transfer taxes related to the sale or disposition of the shares.

Office and Data Center Leases

        Our Operating Partnership leases approximately 27,000 square feet of office space and common area to house the Company's corporate headquarters and approximately 2,500 square feet of raised floor operating net rentable square feet data center space at the J. Williams Technology Center, which is a 35,000 square foot Class A office and technology building located at 12851 Foster Street in Overland Park, Kansas. The J. Williams Technology Centre is owned by Quality Investment Properties—Williams Centre, an entity that is 81% owned by Chad L. Williams, our Chairman, President and Chief Executive Officer, and 19% owned by other members of his family. The lease was entered into in January 2009, and in December 2017, the Company exercised its option to extend the term of the lease through December 31, 2023. We pay monthly rent of approximately $84,520 under the lease, plus our pro rata share of certain repair and maintenance expenses relating to the leased premises. We believe that the terms of this lease are fair and reasonable and reflect the terms we could expect to obtain in an arm's length transaction for comparable space elsewhere in Overland Park, Kansas.

        CDJ Properties, LLC, a company 100% owned by Chad L. Williams, our Chairman, President and Chief Executive Officer, leases warehouse space from the Company at 8005 Bond Street, Lenexa, Kansas. During 2019, the Company received rent in the amount of approximately $48,820. In addition, CDJ Properties, LLC is required to pay for its pro rata share of certain repair and maintenance expenses. We believe that the terms of this lease are fair and reasonable and reflect the terms we could expect to obtain in an arm's length transaction for comparable space elsewhere in Lenexa, Kansas.

Business with Williams Family Companies

        Mr. Williams and his affiliates own various interests in and operate certain non-real estate businesses, including Quality Office Interiors, LLC ("Quality Office"), an office furnishing sales and design company. From time to time, we have made purchases of office furnishings from Quality Office through individual purchase orders in the ordinary course of business. For each such order, we paid a design fee to Quality Office equal to 15% of the cost of such order, and paid the cost of such order directly to the vendor, and reimbursed Quality Office for certain expenses. We believe that these purchase terms are fair and reasonable and reflect the terms we could expect to obtain in an arm's length transaction with another vendor. Quality Office is 49% owned by Mr. Williams, and the remaining interest is held by his immediate family member. In 2019, the total amount paid by us to Quality Office was approximately $718,543. We have determined to discontinue our going-forward relationship with Quality Office Interiors, which will reduce our related-party transactions.

Employment Agreements

        In 2017, we entered into new employment agreements with each of Messrs. Williams, Berson, Greaves and Bloom and Ms. Goza. For a description of the terms of these employment agreements, see "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Executive Employment Agreements."

Robey Employment Agreement

        In 2018, we also entered into an employment agreement with Mr. Robey.

        Pursuant to the employment agreement, we pay Mr. Robey an annual base salary of $300,000, subject to annual review. The employment agreement provides for a bonus opportunity for threshold performance targeted at 50% of Mr. Robey's base salary. Mr. Robey is also entitled to four weeks' paid vacation and certain other benefits.

        The employment agreement for Mr. Robey provides for a two-year term with automatic renewal terms of two years, unless either party gives a non-renewal notice within a specified time frame. The agreement further provides that, upon termination of the employment by the Company without "cause" (including nonrenewal by the Company of the agreement upon expiration) or by Mr. Robey for "good reason," as those terms are defined in the employment agreement, Mr. Robey will, upon execution of a release acceptable to us, be eligible to receive the following benefits in addition to his then-accrued obligations (as defined below):

  •
  one year of base pay plus the target bonus in effect on the termination date;

  •
  all bonus amounts earned but not yet paid for the year prior to the year in which the termination date occurs;

  •
  full vesting of any equity awards that would otherwise vest during the then-current term of the agreement;

  •
  reimbursement for premiums for 18 months of COBRA coverage if Mr. Robey elects COBRA coverage; and

  •
  outplacement services and support for a period of one year.

        However, if any such termination occurs within two years following a "change in control," Mr. Robey will be eligible to receive the following benefits (in lieu of the benefits listed above) in addition to his "accrued obligations":

  •
  an amount equal to the sum of (A) two times the base salary in effect on the date of the change in control or the date of the termination, whichever is higher, and (B) two times his annual bonus on date of termination or date of change in control, whichever is higher, calculated based on maximum bonus available assuming all performance goals are fully met;

  •
  reimbursement of the cost of health, disability and accidental death, and dismemberment insurance in an amount not less than that provided at the time of Mr. Robey's termination or, if greater, on the date on which the change in control occurred, until the earlier of (x) the date on which Mr. Robey becomes eligible to receive substantially the same or greater benefits from another employer or (y) the second anniversary of the date of the termination; and

  •
  one year of outplacement services and support.

        The employment agreement further provides that if Mr. Robey is terminated following death or disability, Mr. Robey will be eligible to receive all "accrued obligations" and, if not previously vested in full, all equity awards granted to Mr. Robey will fully vest as of the termination date.

        In the event we terminate Mr. Robey for "cause" or Mr. Robey terminates employment without "good reason," we will be obligated to pay Mr. Robey all "accrued obligations." The employment agreement generally defines "change in control," "cause", "good reason" and "accrued obligations" as defined in the employment agreement with Mr. Berson. In addition, the employment agreement with Mr. Robey also includes non-compete and confidentiality covenants that are substantially the same as in the employment agreement with Mr. Berson. See "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Executive Employment Agreements—Berson Employment Agreement."

Charter Aircraft Arrangement

        Beginning in June 2015, the Company began to charter an aircraft from Priester Aviation for business purposes. The Company pays a charter fee directly to Priester Aviation for its use of the aircraft. The aircraft is owned by Hawker I, LLC and operated by Quality Group of Companies, LLC, and both companies are 100% owned by Chad L. Williams, our Chairman, President and Chief Executive Officer. Quality Group of Companies, LLC hired Priester Aviation, a third-party aviation service provider, to operate and manage all charter services of the aircraft. During 2019, $518,889 of the amount that the Company paid to Priester Aviation for charter flights was paid to Quality Group of Companies, LLC.

Intellectual Property

        In August 2013, in connection with our initial public offering, we entered into a license agreement with Quality Group of Companies, LLC ("QGC"), which is owned by Chad L. Williams, pursuant to which QGC granted us a license to use the trademarked stylized "Q" used in QGC's logo at no cost. On April 3, 2017, we entered into an amended and restated license agreement with QGC. Under the terms of the amended and restated license agreement, QGC continues to grant us a license to use the trademarked stylized "Q" and QGC is responsible for the costs and expenses associated with maintaining the registrations for the trademark. The license will terminate if Mr. Williams' employment with us or any affiliate is terminated or if it is determined in a final binding legal decision that we or an affiliate have breached a written employment agreement with Mr. Williams.

        In April 2017, we entered into a license agreement with Chad. L. Williams to display certain artwork he owns in certain of our properties at no cost. The agreement has a one-year term, with automatic renewals on a year-to-year basis unless either party provides 30-days written notice to the other party.

Indemnification Agreements

        We have entered into indemnification agreements with each of our executive officers and directors that obligate us to indemnify them to the maximum extent permitted by Maryland law. The indemnification agreements provide that if a director or executive officer is a party or is threatened to be made a party to any proceeding by reason of such director's or executive officer's status as a director, officer or employee of our company, we must indemnify such director or executive officer for all reasonable expenses and liabilities actually incurred by him or her, or on his or her behalf, unless it has been established that:

  •
  the act or omission of the director or executive officer was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty;

  •
  the director or executive officer actually received an improper personal benefit in money, property or services; or

  •
  with respect to any criminal action or proceeding, the director or executive officer had reasonable cause to believe that his or her conduct was unlawful;

provided, however, that we (i) have no obligation to indemnify such director or executive officer for a proceeding by or in the right of our company, for reasonable expenses and liabilities actually incurred by him or her, or on his or her behalf, if it has been adjudged that such director or executive officer is liable to us with respect to such proceeding and (ii) have no obligation to indemnify or advance expenses of such director or executive officer for a proceeding brought by such director or executive officer against the company, except for a proceeding brought to enforce indemnification under Section 2-418 of the MGCL or as otherwise provided by our bylaws, our charter, a resolution of the Board or an agreement approved by the Board. Under the MGCL, a Maryland corporation may not indemnify a director or officer in a suit by or in the right of the corporation in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received.

        Upon application of a director or executive officer of our company to a court of appropriate jurisdiction, the court may order indemnification of such director or executive officer if:

  •
  the court determines that such director or executive officer is entitled to indemnification under Section 2-418(d)(1) of the MGCL, in which case the director or executive officer shall be entitled to recover from us the expenses of securing such indemnification; or

  •
  the court determines that such director or executive officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director or executive officer has met the standards of conduct set forth in Section 2-418(b) of the MGCL or has been adjudged liable for receipt of an "improper personal benefit" under Section 2-418(c) of the MGCL; provided, however, that our indemnification obligations to such director or executive officer will be limited to the expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with any proceeding by or in the right of our company or in which the officer or director shall have been adjudged liable for receipt of an improper personal benefit under Section 2-418(c) of the MGCL.

        Notwithstanding, and without limiting any other provisions of the indemnification agreements, if a director or executive officer is a party or is threatened to be made a party to any proceeding by reason of such director's or executive officer's status as our director, officer or employee, and such director or executive officer is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such proceeding, we must indemnify such director or executive officer for all expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.

        We must pay all indemnifiable expenses in advance of the final disposition of any proceeding if the director or executive officer furnishes us with a written affirmation of the director's or executive officer's good faith belief that the standard of conduct necessary for indemnification by us has been met and a written undertaking to reimburse us if a court of competent jurisdiction determines that the director or executive officer is not entitled to indemnification.

        In addition to the indemnification agreements, our charter and bylaws obligate us, to the maximum extent permitted by Maryland law, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any of our present or former directors or officers who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (2) any individual who, while serving as our director or officer and at our request, serves or has served another corporation, REIT, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, REIT, partnership, joint venture, trust, employee benefit plan or other enterprise, and who is made or threatened to be made a party to the proceeding by reason of his service in that capacity.

Review, Approval or Ratification of Transactions with Related Persons

        Our Code of Business Conduct and Ethics prohibits directors and executive officers from engaging in transactions that may result in a conflict of interest with us. The Code of Business Conduct and Ethics allows exceptions to this prohibition, but only if a majority of the disinterested directors approve the transaction or the transaction has otherwise been approved pursuant to the Company's Related Party Transaction Policy. According to the Related Party Transaction Policy and the Audit Committee's charter, the Audit Committee will review any transaction involving a director or officer that may create a conflict of interest. The Audit Committee will either approve or reject the transaction or refer the transaction to the full Board or other appropriate committee in its discretion.

MISCELLANEOUS

Other Matters to Come Before the Annual Meeting

        No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Stockholder Proposals and Nominations for the 2021 Annual Meeting

        Any proposal of a stockholder intended to be included in our proxy statement for the 2021 Annual Meeting of Stockholders (the "2021 Annual Meeting") pursuant to SEC Rule 14a-8 must be received by us no later than November 20, 2020 unless the date of our 2021 Annual Meeting is more than 30 days before or after May 6, 2021, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to our Corporate Secretary, at 12851 Foster Street, Overland Park, Kansas 66213.

        In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 12 of our bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2020 Annual Meeting must be received no earlier than October 21, 2020 and no later than 5:00 p.m., Eastern Time, on November 20, 2020. However, in the event that the 2021 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2020 Annual Meeting, notice by the stockholder to be timely must be received no earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the meeting or the tenth day following the date of the first public announcement of the meeting.

Householding of Proxy Materials

        If you and other residents at your mailing address own shares of common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as "householding." If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and Proxy Statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 (telephone number: 1-800-542-1061). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this Proxy Statement or our annual report, we will promptly send a copy to you if you address your written request to or call QTS Realty Trust, Inc., 12851 Foster Street, Overland Park, Kansas 66213, Attention: Investor Relations at (678) 835-4443 or ir@qtsdatacenters.com. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting Investor Relations in the same manner.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 6, 2020

        This Proxy Statement and our 2019 Annual Report are available on our website at www.qtsdatacenters.com. In addition, our stockholders may access this information, as well as transmit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

        Additional copies of this Proxy Statement and our Annual Report will be furnished to our stockholders upon written request to the Corporate Secretary at the mailing address for our executive offices set forth on the first page of this Proxy Statement. If requested by eligible stockholders, we will provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2019 for a reasonable fee.

By Order of the Board of Directors

Shirley E. Goza Secretary

Overland Park, Kansas

March 20, 2020

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Computershare 211 Quality Circle, Suite 210 College Station, TX 77845 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Chad L. Williams 06 Scott D. Miller 02 John W. Barter 07 Mazen Rawashdeh 03 William O. Grabe 08 Wayne M. Rehberger 04 Catherine R. Kinney 09 Philip P. Trahanas 05 10 Peter A. Marino Stephen E. Westhead The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To approve, on a non-binding advisory basis, the compensation paid to the Company's named executive officers. For 0 0 Against 0 0 Abstain 0 0 3. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000449116_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report are available at www.proxyvote.com QTS REALTY TRUST, INC. Annual Meeting of Stockholders May 6, 2020 8:00 AM EDT This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Jeffrey H. Berson and Shirley E. Goza, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of QTS REALTY TRUST, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 8:00 AM, EDT on May 6, 2020, at 22271 Broderick Drive, Sterling, Virginia 20166, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000449116_2 R1.0.1.18